UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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☐	Soliciting Material under § 240.14a-12
ITRON, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ITRON, INC.
2111 N. Molter Road
Liberty Lake, Washington 99019
Notice of 2023 Annual Meeting of Shareholders

When: May 11, 2023 at 9:00 a.m., Pacific Time	Where: Virtual Meeting – see details below	Who Can Vote: Shareholders of Itron’s common stock as of the record date, March 7, 2023	Attending the Meeting: Shareholders who wish to attend the meeting in person should review the instructions set forth below under “Attending the Annual Meeting.”
We are holding our annual meeting via a “virtual” format. Therefore, we cordially invite you to electronically attend the Annual Meeting of Shareholders of Itron, Inc., which will be held on May 11, 2023, at 9:00 a.m., Pacific Time. We are pleased to announce that this year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting:
www.virtualshareholdermeeting.com/ITRI2023
You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. As always, we encourage you to vote your shares prior to the annual meeting. The annual meeting will be held for the following purposes:
Items of Business:
1.	To elect three directors to the Company’s Board of Directors.
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2022.
3.	To hold a non-binding advisory vote on how often a non-binding advisory vote on the compensation we pay our named executive officers should be held: every one, two or three years.
4.	To approve the amendment of the Itron, Inc. 2012 Employee Stock Purchase Plan.
5.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2023 fiscal year.
6.	To transact any other business that may properly come before the annual meeting.
Members of the Company’s management will not make any formal presentation as part of the annual meeting, but will be available to address questions from shareholders, as appropriate. In addition, we expect all of our director nominees together with those directors continuing in office will attend the annual meeting.

Important notice regarding the availability of proxy materials for the shareholder annual meeting to be held on May 11, 2023. Our 2023 proxy statement is attached and, along with the Annual Report, is available for all shareholders at https://materials.proxyvote.com. Financial and other information concerning Itron is contained in our Annual Report for the 2022 fiscal year.

Your vote is very important. To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the voting instruction form on the website noted above, or review the section titled “Quorum and Voting” in the proxy statement. Any shareholder attending the annual meeting may vote in person (virtually) even if that shareholder has returned a proxy.
By Order of the Board of Directors,

Christopher E. Ware
Corporate Secretary
Liberty Lake, Washington March 21, 2023

This proxy statement includes several website addresses and references to additional materials found on those websites. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission (SEC).

This proxy statement is being furnished to shareholders of Itron, Inc. (the Company or Itron) in connection with the solicitation by our Board of Directors of proxies for use at the 2023 annual meeting of shareholders. The meeting is scheduled to be held on May 11, 2023, at 9:00 a.m., Pacific Time, via live webcast through the link, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). We have made these materials available to you over the Internet, or have delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the annual meeting. This solicitation is for proxies for use at the annual meeting or at any reconvened meeting after an adjournment or postponement of the annual meeting. The Company’s principal executive office is at 2111 North Molter Road, Liberty Lake, Washington, 99019.
Attending the Annual Meeting
You are entitled to attend the virtual annual meeting only if you were a shareholder of record as of the Record Date for the annual meeting, or you hold a valid proxy for the annual meeting. You may attend the annual meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/ITRI2023 and using your 16-digit control number to enter the meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.
Internet Availability of Annual Meeting Materials
Our proxy materials will be available for you to access over the Internet. On or about March 21, 2023, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) directing shareholders to the website provided on the Notice where they can access our proxy materials and view instructions on how to vote via the Internet or by phone. The Notice will also provide instructions for obtaining paper copies of the proxy materials and a proxy card, if requested by a shareholder.
The following proxy materials will be available for you to review online:
•	The Company’s Notice of Annual Meeting of Shareholders;
•	The Company’s 2023 Proxy Statement;
•	The Company’s Annual Report to Shareholders for the year ended December 31, 2022 (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the Securities and Exchange Commission.
Proposals to Be Voted on at the Annual Meeting
At the annual meeting, we will consider and vote on the following proposals:
(1)
to elect three directors to the Itron, Inc. Board of Directors, one for a term of two years ending upon our 2025 annual meeting of shareholders, and two for a term of three years ending upon our 2026 annual meeting of shareholders;

(2)	to approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2022 (Say-on-Pay vote);
(3)	to hold a non-binding advisory vote to approve the frequency of future advisory votes on the compensation we pay our named executive officers (every one, two or three years) (Say-on-Frequency vote);
(4)	to approve the amendment of the Itron, Inc. 2012 Employee Stock Purchase Plan;

(5)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2023 fiscal year; and
(6)	to transact any other business that may properly come before the annual meeting.
Record Date and Outstanding Shares
Holders of record of our common stock at the close of business on March 7, 2023, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 45,404,344 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the three directors to be elected and one vote on each other matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of: (1) the election of the nominees for director; (2) the advisory approval of the compensation we paid our named executive officers in 2022; (3) the advisory approval of the frequency of future advisory votes on executive compensation; (4) the approval of the amendment of the Itron, Inc. 2012 Employee Stock Purchase Plan; and (5) the ratification of Deloitte & Touche LLP as our independent registered public accountant for the 2023 fiscal year.
Quorum and Voting
Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. Our annual meeting will be through a virtual-only format solely through means of remote communication, and participation by such means shall constitute presence in person at the meeting. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Attendance by abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.
The following summarizes the votes required for passage of each proposal:
Proposal One – Election of Directors: Each nominee for director is elected by the vote of the majority of the votes cast with respect to that director’s election (meaning the number of votes cast “for” a nominee must exceed the number of votes cast “against” such nominee). Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares in the election of directors, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number one to the holder of record for your shares, they will not be voted in the election of directors.
Proposal Two – Say-on-Pay Vote (non-binding): The non-binding advisory vote on this proposal will be approved if the majority of votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number two to the holder of record for your shares, they will not be voted on this proposal.
Proposal Three – Say-on-Frequency Vote (non-binding): The plurality of the votes cast will constitute the shareholders preference on the frequency of future Say-on-Pay votes (every one, two, or three years, or you may abstain from voting). Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number three to the holder of record for your shares, they will not be voted on this proposal.
Proposal Four – Amendment of the Itron, Inc. 2012 Employee Stock Purchase Plan: The proposal will be approved if the majority of the votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number three to the holder of record for your shares, they will not be voted on this proposal.

Proposal Five – Ratification of Appointment of Independent Auditor: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2023 will be ratified if the majority of the votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do have discretionary authority to vote shares on this matter. Therefore, there will be no broker non-votes on the ratification of the Company’s independent registered public accountant.
Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted as follows: (i) FOR each of the three nominees presented under Proposal One, FOR Proposals Two and Four, and FOR EVERY YEAR for Proposal Three; and (ii) in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.
How to Vote Your Shares in Person and Participate at the Annual Meeting
This year’s annual meeting will be held entirely online. Shareholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/ITRI2023. To participate in the meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may also be voted electronically during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting.
How to Vote Your Shares without Attending the Annual Meeting
To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the shareholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the shareholder of record. This way your shares will be represented whether or not you are able to attend the meeting.
You may vote your shares in one of several ways, depending on how you own your shares.
Registered Shareholders (Shares held in your name)
Registered shareholders can vote in person, by Internet, by telephone, or by mail, by casting their vote as follows:
(1)
Accessing the Internet website specified in the Notice of Internet Availability and following the instructions provided on the website (or if printed copies of the proxy materials were requested, as specified in the printed proxy card);

(2)
Requesting a printed proxy card and either calling the telephone number specified on the proxy card and following the instructions provided on the phone line, or completing, signing, dating, and promptly mailing the proxy card in the envelope provided; or

(3)	Attending and voting in person at the annual meeting.
Beneficial Shareholders (Shares held in the name of a broker, bank, or other holder of record on your behalf)
If your shares are held in the name of a broker, bank, or other nominee or holder of record, follow the voting instructions on the voting instruction form provided to you by the holder of record to vote your shares.

Revocability of Proxies
Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked only by:
•	submitting a later-dated proxy by mail, by Internet or by telephone for the same shares at any time before the proxy is voted;
•	delivering written notice of revocation to the Corporate Secretary of the Company at any time before the vote; or
•	attending the annual meeting and voting in person.
If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).
Proxy Solicitation
For the annual meeting, we have retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies. We will bear the cost of such solicitation of proxies, which we estimate will be approximately $10,000, plus expenses. Proxies may be solicited by personal contact, mail, email, telephone, or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. Our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.

PROPOSAL 1 – ELECTION OF DIRECTORS
The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been duly elected and qualified, or until his or her death, resignation, or removal from office. At the annual meeting, shareholders are being asked to re-elect one Class 3 director for a term of two years and two Class 1 directors for a term of three years, or in each case, until their death, resignation, or removal from office or their successors are duly elected and qualified. Mary C. Hemmingsen, a Class 3 director appointed in October 2022, is being nominated in accordance with the Company’s Amended and Restated Bylaws, which state that a director elected to fill a Board vacancy shall only serve until the next election of directors by shareholders.
Unless authority is withheld, the persons named as proxies will vote for the election of the nominees listed below. If any of the nominees become unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.
Our Board has nominated the following persons for election to the Board. Each nominee is currently a director and has indicated that he or she is willing and able to continue to serve as a director.
Class 3 (to serve until the 2025 annual meeting)
Mary C. Hemmingsen
Class 1 (to serve until the 2026 annual meeting)
Jerome J. Lande
Frank M. Jaehnert
We have concluded that each of the nominees for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominees support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure.
The Board recommends that shareholders vote “FOR” the election of each of the director nominees.
MORE INFORMATION ABOUT OUR DIRECTORS
Class 3 Director Nominee – Two Year Term That Will Expire in 2025
Mary C. Hemmingsen	Director since: 2022	Other Current Public Directorships: EverGen Infrastructure Corp.
Age: 58	Independent

Mary C. Hemmingsen is an energy and infrastructure industry executive with deep utility industry expertise. Since 2017, she has served in a variety of executive advisory roles for energy industry organizations as well as board roles. Since September 2017, she has served as Principal Strategic Advisor for Hemmingsen Enterprises Ltd. From 2013 to 2017, Hemmingsen was a global partner and gas, power and utilities industry lead at KPMG. Previously, she held senior executive positions in business and project development within the power and utilities group at Brookfield, a global asset management company, and several executive and corporate finance positions at BC Hydro Power Authority. Ms. Hemmingsen has extensive board experience, including positions with the following private companies: InstarInvest Asset Management, The Crossing Group, Graham Construction Income Trust, Spoke Resources Ltd. and Recircle Ltd and Enerpure Inc. Ms. Hemmingsen serves on the board of directors and as the chair of the audit committee of EverGen Infrastructure Corp since July 2020.

Qualifications: Ms. Hemmingsen brings to the board more than 30 years of expertise in finance, asset management, business development and governance. She has broad experience in investment/asset management and business/project development gained in leadership roles in the capital market, energy, infrastructure, clean technology and related service industries where she gained insights as an executive to contribute to boards and executive teams.

Class 1 Director Nominees – Three Year Terms That Will Expire in 2026
Jerome J. Lande	Director since: 2015	Other Current Public Directorships: CONMED Corporation; Indivior PLC
Age: 47	Independent

Jerome J. Lande joined Scopia Capital Management LP (Scopia), an asset management firm, in April 2016 and is currently a Partner and Deputy Chief Investment Officer. He was previously the Managing Partner of Coppersmith Capital Management LLC (Coppersmith), an asset management firm focused on equity investing in small to mid-cap markets and in long-term value creation, which he co-founded in April 2012. Prior to co-founding Coppersmith, Mr. Lande was a partner of MCM Capital Management, LLC, the general partner of MMI Investments, LP, a small-cap investment fund founded in 1996 to employ private equity investing methodologies in public equities, and where Mr. Lande oversaw research, trading and activism from 1998 to 2011. Prior to that time, he was associated with other equity investment firms where he was directly involved with corporate development as well as equity growth. Mr. Lande is a member of the board of directors of CONMED Corporation (NASDAQ: “CNMD”), a public global medical technology company, where he also serves on the compensation committee and chairs the strategy committee, and of Indivior PLC (LON: “INDV”), a public global pharmaceutical company, where he also serves on the nomination and governance committee.

Qualifications: Mr. Lande brings to the Board financial and investing acumen gained through his many years of experience at several equity investment firms, including his current employer Scopia (and affiliates).

Frank M. Jaehnert	Director since: 2015	Other Current Public Directorships: Nordson Corporation
Age: 65	Independent

From 1995 until his retirement in 2013, Frank M. Jaehnert held several roles with Brady Corporation (NYSE: “BRC”), a publicly traded manufacturer and marketer of complete solutions that identify and protect premises, products and people. These roles included President and Chief Executive Officer from 2003 to 2013, Senior Vice President and President of a business line from 2002 to 2003, and Vice President and Chief Financial Officer from 1996 to 2001. Prior to joining Brady Corporation, Mr. Jaehnert held various financial and management positions for Robert Bosch GmbH, a German multinational engineering and electronics company. Mr. Jaehnert serves on the board of directors of Nordson Corporation (NASDAQ: “NDSN”), which he joined in 2012. NDSN is a publicly traded large manufacturing company. Mr. Jaehnert is the chair of the NDSN audit committee. Mr. Jaehnert also serves on the Board of the National Association of Corporate Directors (NACD) Chicago chapter and has received numerous awards, including being recognized as a 2020 NACD Directorship 100 Honoree and as a EY Entrepreneur of the Year regional winner.

Qualifications: Mr. Jaehnert has extensive, broad-based international business and executive management and leadership experience. Mr. Jaehnert’s diverse background, his experience with geographic expansion and acquisitions, as well as his experience serving on other public company boards bring valuable perspectives to the Board.

Current Class 2 Directors – Directors with Terms That Will Expire in 2024
Thomas L. Deitrich	Director since: 2019	Other Current Public Directorships: ON Semiconductor Corporation
Age: 56

Thomas L. Deitrich is President and Chief Executive Officer and a member of our Board of Directors. Mr. Deitrich was appointed to his current position and to the Board of Directors in August 2019. Mr. Deitrich joined Itron in October 2015, serving as Itron’s Executive Vice President and Chief Operating Officer until August 2019. From 2012 to September 2015, Mr. Deitrich was Senior Vice President and General Manager for Digital Networking at Freescale Semiconductor, Inc. (Freescale), and he served as the Senior Vice President and General Manager of Freescale’s RF, Analog, Sensor, and Cellular Products Group from 2009 to 2012. Mr. Deitrich held other roles of increasing responsibility at Freescale from 2006 to 2009. Prior to Freescale, Mr. Deitrich worked for Flextronics, Sony-Ericsson/Ericsson, and GE.

Qualifications: Mr. Deitrich brings to the Board more than 20 years of executive experience in technology businesses, having held roles in research and development, product management, manufacturing, business development, and general management. As Itron’s prior Chief Operating Officer, Mr. Deitrich has extensive knowledge of Itron’s global operations, including finance, product development, manufacturing, procurement, product management, go-to-market and sales, and strategy. Additionally, Mr. Deitrich has been involved with a number of mergers and acquisitions at Itron. During his tenure at Itron, he has had extensive exposure to global systems and utilities throughout the world. As the only employee director, Mr. Deitrich provides the Board with valuable insight into management’s views and perspectives, as well as the day-to-day operations of Itron. In 2020, Mr. Deitrich was appointed to the board of directors of ON Semiconductor Corporation (NASDAQ: “ON”).

Timothy M. Leyden	Director since: 2015	Other Current Public Directorships: None
Age: 71	Independent

Timothy M. Leyden retired in 2015 after eight years with Western Digital Corporation (NASDAQ: “WDC”), a company that manufactures hard-disk drives and solid-state storage devices used to record, store, and recall volumes of data. He served as WDC’s Chief Financial Officer from 2013 until January 2015, President of Western Digital, one of WDC’s two operating subsidiaries, from 2012 to 2013, its Chief Operating Officer from 2010 to 2012, and its Executive Vice President of Finance and Chief Financial Officer from 2007 to 2010. Mr. Leyden previously worked at WDC from 1983 to 2000 in various management and leadership capacities, both internationally and in the USA, in finance, operations, manufacturing, and IT. Prior to joining WDC for a second time, Mr. Leyden was Vice President and then Senior Vice President of Finance and Chief Financial Officer for various USA divisions of Sage Software PLC, a customized software solutions business, from 2001 to 2007. Mr. Leyden serves on the board of advisors for Oracle Elevator Company, a private company providing maintenance, repair, and modifications to commercial elevators, and on the board of advisors of BlytheCo, a private company that brokers a variety of third party software solutions to all sizes of businesses. These solutions include ERP and CRM software installations. Mr. Leyden also serves on the Dean’s Advisory Board at the University of California Irvine’s Paul Merage School of Business.

Qualifications: Mr. Leyden brings to the Board a mix of financial and operational experience (in both hardware and software industries), in addition to a background that includes mergers and acquisitions and integration experience related to the assimilation of acquired companies into both WDC and Sage Software. His prior experience with overseeing global manufacturing, engineering, marketing, and sales operations, when combined with his financial and accounting background, adds a depth of international insight to the Board.

Santiago Perez	Director since: 2021	Other Current Public Directorships: None
Age: 58	Independent

Santiago Perez is currently Chief Executive Officer of the Hiller Companies, a provider of fire and life safety systems and services. Mr. Perez previously served as CEO at Keter Environmental Services from January 2022 to June 2022, and before this role, as a Senior Advisor for Arsenal Capital Partners in 2021. Prior to this, Mr. Perez served as Chief Commercial Digital Officer & Senior Vice President U.S. Services & Solutions at Schneider Electric from 2017 to 2020. He also held several leadership roles at Johnson Controls between 1999 and 2016. These included Vice President & General Manager Europe, Middle East, Africa, Latin America, where he led the company’s sales, distribution, contracting and service operations, as well as Vice President Global Business Lines & Operations, leading the company’s global supply chain, product management, development and engineering. Prior to this Mr. Perez held a variety of positions in Thermo Fisher Scientific from 1997 to 1999, in United Technologies between 1991 and 1997, and with The Whiting-Turner Contracting Company from 1985 to 1989.

Qualifications: Mr. Perez brings to the board nearly 35 years of sales, product management and service operations experience in high-tech industries, including the energy, building automation and industrial automation sectors.

Current Class 3 Directors – Directors with Terms That Will Expire in 2025
Lynda L. Ziegler	Director since: 2013	Other Current Public Directorships: None
Age: 70	Independent

Lynda L. Ziegler was elected Vice Chair of the Board in April 2015, and then Chair of the Board in September 2016. She was elected to a second term as Chair of the Board at the 2019 annual meeting through May 2022. In September 2012, Ms. Ziegler retired from Southern California Edison (SCE), one of the largest electric utilities in the U.S. (and a customer of Itron), whose parent is Edison International. During her tenure at SCE, she held various management positions related to customer program offerings, customer service, development, communication and implementation of energy efficiency programs, marketing and communication of smart meters, and generally led all aspects of delivering power to almost 5 million customers. From 2006 to 2011, Ms. Ziegler was Senior Vice President of Customer Service, and from January 1, 2011 until her retirement in September of 2012, she served as Executive Vice President of Power Delivery Services, where she was responsible for transmission and distribution construction and maintenance, customer service, information technology (IT), and support services including procurement and real estate management. In the past, she has served on the advisory committee for power delivery and utilization at the Electric Power Research Institute and was a founding member of the Board of the Association for Women in Water and Energy.

Qualifications: Ms. Ziegler brings to the Board her extensive background with public utilities, especially with her recent responsibilities in the industry related to smart meters and customer relations from the utility perspective. Her breadth of knowledge of software services, transmission and distribution construction and maintenance, IT, and business development adds to the diverse business backgrounds of our other members of the Board.

Diana D. Tremblay	Director since: 2015	Other Current Public Directorships: Lightning eMotors, Inc.
Age: 63	Independent

Diane D. Tremblay was elected Vice Chair of the Board in May 2021 and Chair of the Board in May 2022. Ms. Tremblay retired from General Motors Company, the motor vehicle manufacturer and distributor multinational corporation (NYSE: “GM”) in September 2017. She had been with that company since 1977, and during her tenure at GM, she held a variety of positions in engineering, manufacturing, and labor relations, including direct operational responsibility for over 50,000 employees. From July 2013 until her retirement, Ms. Tremblay served as Vice President of Global Business Services, where she was charged with streamlining administrative processes around the world to improve service quality, reduce complexity, and achieve cost efficiencies in such areas as finance, human resources, real estate, purchasing, asset management, and master data. From December 2009 to July 2013, Ms. Tremblay held the position of Vice President of Manufacturing at GM.

Qualifications: Ms. Tremblay brings to the Board her broad business experience that includes her previous roles at GM as an engineer, plant manager, head of manufacturing, and lead labor relations negotiator, which together with her knowledge of business services and global manufacturing processes, provide additional international, administrative, and manufacturing perspectives to the Board.
Current Class 1 Director – Not Nominated for Reelection – Director with Term That Will Expire in 2023
Gary E. Pruitt	Director since: 2006	Other Current Public Directorships: None
Age: 73	Independent

Gary E. Pruitt is not a nominee for election at the forthcoming annual meeting due to the term limit provision in our Corporate Governance Guiding Principles (Governance Principles). In 2010, Gary E. Pruitt retired as Chairman of Univar N.V. (Univar), a multi-national chemical distribution company based in Bellevue, Washington, and retired as Chief Executive Officer in October 2009. Before joining Univar in 1978, Mr. Pruitt was a chartered accountant with Arthur Andersen from 1973 through 1977. Mr. Pruitt was a member of the board of directors of PS Business Parks, Inc. (a full-service real estate company) (NYSE: “PSB”) and a member of its audit committee prior to its acquisition by Blackstone Real Estate (NYSE: “BX”) on July 20, 2022.

Qualifications: Mr. Pruitt brings to the Board his experience as a chief executive officer of a multi-national company and all the business attributes required of that position, along with operational and manufacturing expertise through his various other management positions held with Univar. His public accounting financial background and other public board experiences provide strategic and global perspectives on our business as well.

Snapshot of Directors and Director Nominees*

*
The table includes Mr. Pruitt, who has not been renominated to serve as a director after the end of his current term ending at the annual meeting due to the term limit provision in our Governance Principles.

Director and Director Nominee Qualifications
Our Nominating and Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to our business and business goals. Our skill criteria for our Board members includes a person with the following personal criteria: adheres to and demonstrates the highest ethical standards and personal and professional integrity; an effective negotiator, listener, and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company. In addition, we believe that certain skills and experience should be represented on the Board, as represented below, although not every Board member must possess all such skills and experience to be considered capable of making valuable contributions to the Board.

	Thomas L. Deitrich	Mary C. Hemmingsen	Frank M. Jaehnert	Jerome J. Lande	Timothy M. Leyden	Santiago Perez	Gary E. Pruitt*	Diana D. Tremblay	Lynda L. Ziegler
Executive leadership experience	■	■	■	■	■	■	■	■	■
Financial literacy/CFO	■	■	■	■	■	■	■
Public board and governance experience	■	■	■	■	■	■	■	■	■
Industry expertise	■	■				■			■
Global experience	■	■	■		■	■	■	■
Manufacturing and/or Supply Chain expertise	■	■	■		■	■	■	■
Technology	■				■	■	■		■
Marketing/sales expertise	■			■		■	■		■
Government expertise		■							■
Mergers and Acquisitions	■	■	■	■	■	■	■
*	Mr. Pruitt has not been renominated to serve as a director after the end of his current term ending at the annual meeting due to the term limit provision in our Governance Principles.
Our Nominating and Corporate Governance Committee considers diversity as one of several factors relating to overall composition when recommending nominations to our Board. Although we do not have a formal policy governing how diversity is considered, our Governance Principles state that diversity is an aspect that should be considered with respect to director nominations. The Nominating and Corporate Governance Committee considers diversity by examining the entire Board membership and construes Board diversity broadly to include many factors, including, but not limited to, gender, age, race and ethnicity. As a result, the Nominating and Corporate Governance Committee strives to ensure when recommending nominations to our Board that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional, and industry experience and backgrounds, skills, and expertise. In addition, as part of our effort to provide for fresh perspectives and diverse views on our Board, our Governance Principles require that a director will not be nominated for a new term if upon such nomination the director would be 75 years of age or older or if the director has served five full terms on the Board, unless the Board determines it to be in the best interests of the Company’s shareholders to renominate the director.
In connection with the last annual meeting, the Nominating and Corporate Governance Committee and the Board as a whole considered the diversity of the Board as a whole and the diverse perspectives of each nominee as one of several factors in its nomination decision. Currently, of the seven independent directors on our Board who are nominees or continuing on the Board after the annual meeting, two are either former Chief Financial Officers or former Chief Executive Officers, five have global business experience, one is Hispanic or Latinx, and three are women, including our Board Chair and the Chair of the Nominating and Corporate Governance Committee.
The table below provides certain information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.

Board Diversity Matrix (As of March 21, 2023)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Director Qualifications and Attributes
We have concluded that all of our directors, including the nominees for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.
Compensation of Directors
The Nominating and Corporate Governance Committee annually reviews compensation paid to non-employee directors and makes recommendations for adjustment, as appropriate, to the Board. The Board last adjusted the compensation paid to non-employee directors effective January 1, 2022. Both equity and cash compensation paid to our directors in 2022 was determined using benchmark data from our peer companies provided by the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co. (F.W. Cook).
Compensation structure for directors(1)	2022
Regular retainer(2)
Total annual base retainer(3)	$240,000
Cash	$75,000
Stock	$165,000
Annual committee chair retainer (cash)
Compensation	$22,500
Nominating & Corporate Governance	$22,500
Audit/Finance	$25,000
Annual committee member retainer (cash)
Compensation	$7,500
Nominating & Corporate Governance	$7,500
Audit/Finance	$10,000
Board Chair retainer
Total annual Board Chair retainer(3)(4)	$340,000
Cash	$130,000
Stock	$210,000

Compensation structure for directors(1)	2022
Board Vice Chair retainer
Total annual Board Vice Chair retainer(3)	$280,000
Cash	$115,000
Stock	$165,000
(1)	Director compensation is payable quarterly at the beginning of each quarter.
(2)
Applies to our non-employee directors (other than our Board Chair and Vice Chair). Mr. Deitrich is our CEO. In accordance with our Governance Principles, our employee directors do not receive any compensation for serving on the Board.

(3)
In 2014, the Board adopted a policy that permits a director age 65 or older to elect to receive all of his or her retainer in cash, provided they continuously meet the stock ownership guidelines described under “Stock Ownership Guidelines”.

(4)	The Board Chair receives no additional retainers for serving on any of our committees.
2022 Director Compensation Table (for all non-employee Directors)
ITRON, INC.
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(16)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas S. Glanville(1)(2)(3)	46,250	82,453	—	—	—	31,351(17)	160,054
Mary C. Hemmingsen(4)(5)	19,632	—	—	—	—	—	19,632
Frank M. Jaehnert(6)(7)	105,000	164,819	—	—	—	—	269,819
Jerome J. Lande(4)(8)(9)	85,000	164,819	—	—	—	—	249,819
Timothy M. Leyden(10)	265,000	—	—	—	—	—	265,000
Santiago Perez(6)(11)	87,280	164,819	—	—	—	—	252,099
Gary E. Pruitt(4)(12)	250,000	—	—	—	—	—	250,000
Diana D. Tremblay(13)	132,720	193,440	—	—	—	—	326,160
Lynda L. Ziegler(11)(14)(15)	110,316	181,157	—	—	—	—	291,473
(1)	Member of the Audit/Finance Committee until his retirement from the Board at the 2022 annual meeting.
(2)	Member of the Nominating and Corporate Governance Committee until his retirement from the Board at the 2022 annual meeting.
(3)	Mr. Glanville did not stand for re-election at the 2022 annual meeting and retired effective May 12, 2022.
(4)	Member of the Audit/Finance Committee.
(5)	Ms. Hemmingsen joined the Board effective October 7, 2022.
(6)	Member of the Nominating and Corporate Governance Committee.
(7)	Mr. Jaehnert became a member of the Nominating and Corporate Governance Committee and became Chair of the Compensation Committee effective May 12, 2022.
(8)	Mr. Lande was initially appointed to the Board pursuant to a cooperation agreement with Coppersmith Capital Management, LLC, Scopia Management, Inc., and Jerome J. Lande.
(9)	Mr. Lande's cash retainers were paid directly to Scopia Capital Management LP.
(10)	Chair of the Audit/Finance Committee. Mr. Leyden elected to receive his 2022 equity awards in cash.
(11)	Member of the Compensation Committee.
(12)	Mr. Pruitt elected to receive his 2022 equity awards in cash.
(13)	Ms. Tremblay was appointed Board Chair effective May 12, 2022.
(14)	Chair of the Nominating and Corporate Governance Committee.
(15)
Ms. Ziegler stepped down as Board Chair effective May 12, 2022 and was appointed to the Compensation Committee, as Chair of the Nominating and Corporate Governance Committee, compensated pro-rata for her service for her position as Board Chair.

(16)
The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Quarterly retainer grants to directors vest immediately.

(17)	Represents retirement gift reimbursement of airline tickets and related gross up for income taxes.

Stock Ownership Guidelines
Since 2006, we have maintained stock ownership guidelines for our non-employee directors. We expect our directors to accumulate shares equal to five times their annual cash retainer within five years from their initial appointment or election as a director, or to be making progress towards meeting the guidelines. Based on 2022 director compensation, for our Board Chair that equates to a value of $650,000, and for the other directors, it equates to a value of $375,000. All of our non-employee directors currently comply with these ownership guidelines.
Deferred Compensation Plan
Pursuant to the Company’s Amended and Restated Executive Deferred Compensation Plan dated January 1, 2012, our non-employee directors are eligible to participate in that plan and may defer into a nonqualified account up to 100% of any director fees and 100% of any shares of common stock that he or she anticipates receiving.

CORPORATE GOVERNANCE
Leadership Structure of the Board of Directors
The leadership of our Board is managed by our Board Chair. Our Governance Principles generally require the role of Board Chair to be held by an independent director who meets the independence requirements of the Nasdaq Stock Market. The Board believes having separate roles of Board Chair and CEO allows for a more balanced workload between the Board Chair and the CEO, especially in light of the current duties and responsibilities of the Board Chair, which include the following:
•	Preside over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;
•	Review the agendas of each Board and committee meeting;
•	Prepare agendas as needed for executive sessions of the independent directors;
•	Serve as a liaison between the independent directors and the CEO;
•	In consultation with the CEO, make recommendations to the Nominating and Corporate Governance Committee as to membership of Board committees and appointment of Board committee Chairs; and
•	Perform such other duties as the Board may require.
Pursuant to our Governance Principles, the Board Chair must be an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Board Chair is elected by a majority of the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Board Chair may occur). The Board Chair serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Board Chair). The Board Chair may not serve more than two consecutive terms unless the Board approves an extended term. Our current Chair, Diana D. Tremblay, is serving her first term.
If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Board Chair, the Board will appoint a Lead Independent Director with the duties set forth in our Governance Principles.
Corporate Governance Guiding Principles
The Company’s Governance Principles are available on the Company’s website, www.itron.com, by selecting “Investors” and then “Sustainability and Governance.”
Board Matters – Meeting Attendance
Our business, property, and affairs are managed under the oversight of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.
In accordance with our Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. All our directors serving at the time of the 2022 annual meeting of shareholders attended the meeting. During 2022, the Board met nine times. All the directors attended at least 75% of the meetings of the Board and committees on which he or she served. Also, in accordance with our Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than two times annually.
Director Independence
Our common stock is listed on the Nasdaq Stock Market stock exchange (Nasdaq). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if that company’s board of directors determines that the person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

As recommended by the Nominating and Corporate Governance Committee, the Board has determined that a majority of our Board are independent directors as defined under the rules of Nasdaq and the SEC, with Mr. Deitrich serving as the sole non-independent director. As Mr. Deitrich does not serve on any committees, and as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of Itron’s committees are independent under SEC rules and Nasdaq listing rules. In addition, as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of our Audit/Finance Committee are independent under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (Exchange Act).
Committees of the Board
We have three committees to assist the Board in fulfilling its responsibilities: Nominating and Corporate Governance, Audit/Finance, and Compensation. Each of the three current committees operates under a written charter that has been approved by the Board. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. All of the current committee charters are available on our website at http://investors.itron.com/corporate-governance-0. The table below provides membership of each committee at the end of fiscal year 2022, followed by a description of each committee’s responsibilities.
Director	Audit/Finance	Nominating and Corporate Governance	Compensation
Mary C. Hemmingsen
Frank M. Jaehnert
Jerome J. Lande
Timothy M. Leyden
Thomas L. Deitrich
Santiago Perez
Gary E. Pruitt
Diana D. Tremblay
Lynda L. Ziegler
Committee Member	Committee Chair
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (NCGC) is primarily responsible for:
•	developing and implementing our Governance Principles;
•	overseeing the process for evaluating the performance of our Board Chair and the CEO, as well as the other directors and the Board as a whole;
•	determining the qualifications of the directors serving on the Board, including their independence;
•	recommending candidates to serve on the Board; and
•	reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders.
To assist the NCGC in its identification of qualified director candidates, it might engage an outside search firm. The NCGC also reviews the compensation paid to our directors and makes recommendations to the Board on director fees and other compensation payable to the Board members.
All of the members of the NCGC are independent under SEC rules and Nasdaq listing rules.

Audit/Finance Committee
The Audit/Finance Committee (AFC) is primarily responsible for:
•	overseeing our accounting and financial reporting processes and the audit of our financial statements;
•	approving the compensation of our independent auditors;
•	reviewing with management our business financial risks and the process by which management assesses and manages such financial risks;
•	selecting, retaining, or terminating our independent auditors; and
•	monitoring compliance with our code of conduct.
The Board has determined that all members of the AFC are independent under SEC rules and Nasdaq listing rules, including Rule 10A-3 of the Exchange Act. The NCGC has determined that all of the current members of the AFC are financially literate in accordance with the Standards of Nasdaq Rule 5605(c)(2)(A)(iv), and “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
The Compensation Committee (CC) is primarily responsible for:
•	recommending to the Board our CEO’s total annual and long-term incentive compensation;
•	setting compensation levels for our other executive officers; and
•	overseeing the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies.
The CC, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board or to Company officers. The Board has determined that all members of the CC are independent under SEC rules and Nasdaq listing rules. In addition, all CC members are “non-employee directors” under Section 16b-3 of the Exchange Act. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for more information on the CC’s responsibilities regarding the compensation of our executive officers.
Compensation Committee Interlocks and Insider Participation
No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.
Transactions with Related Persons
There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2022. In order to determine this, the Board requires our executive officers, directors and director nominees to disclose certain information regarding related person transactions. A “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) that involves the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. The current threshold required to be disclosed under SEC regulations is $120,000. Under its charter, the Audit/Finance Committee of the Board has been delegated with the responsibility of reviewing and approving any related person transactions and the Nominating and Corporate Governance Committee also provides input in that regard.

Our Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executives’ management of risks relevant to the Company. The Board determines, directly or through Board committees, whether: (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed; (ii) the risk management processes are intended to ensure that Company risks are taken into account in corporate decision-making; and (iii) the risk management processes and procedures ensure that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the Company’s risk management processes are reviewed periodically (but at least once a year) by either the Board or an appropriate committee to which the Board has delegated specific oversight responsibility, as described below. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. Committee Chairs regularly report to the full Board on actions taken at committee meetings. At least annually, the Board conducts a review of our long-term strategic plans, and at each of our quarterly meetings, our General Counsel updates the Board on material legal and regulatory matters.
Board		Compensation		Nominating and Corporate Governance		Audit/Finance
•	Overall responsibility for risk oversight, including cybersecurity risks	•
Responsible for overseeing compensation risks, including assessing possible risks from our compensation plans and policies for our executives and ensuring that our executive compensation is aligned with Company performance
				•	Oversees our overall corporate governance, including Board and committee composition, Board size and structure, and our director independence	•	Responsible for reviewing our major financial risk exposures, financial reporting, and monitors our credit and liquidity risk, and compliance risk
•	Assesses directly, through Board committees or through established processes and procedures, risks relevant to the Company
				•	Reviews our Governance Principles annually pursuant to its charter
						•	Meets regularly with our independent auditors and in executive session to facilitate a full and candid discussion of risk and other issues
		•	Reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year

Following a review of the Company’s current risk management systems and processes, the Board has concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board continually evaluates its risk oversight role.
Code of Conduct
The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company and is available on the Company’s website, www.itron.com, by selecting “Investors” and then “Sustainability and Governance.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of or provisions of the Code of Conduct, that applies to the CEO or the CFO, by posting such information on our website, www.itron.com.

Anti-Hedging Policy
The Company has adopted an Anti-Hedging Policy that prohibits our directors, officers, and employees from entering into transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Anti-Hedging Policy” in this proxy statement for more information on this policy.
Director Term Limit and Retirement Guidelines
In 2022, the Board amended our Governance Principles to include a term limit provision to encourage Board refreshment. Non-executive directors will not be eligible to stand for re-election after serving as a director for five full terms on the Board, with limited exceptions. Additionally, the Board amended the retirement policy under which directors may not be nominated or appointed after age 75, unless the Board determines that it would be in the best interests of the Company’s shareholders to extend the director’s period of eligible service.
Incentive Repayment (Clawback) Policy
The Company has adopted a repayment or “clawback” policy, which provides that if a bonus or equity award (Award) is paid that is conditioned on meeting certain financial metrics, and subsequently, there is a required financial restatement, which, had the correct information been known at the time, would have resulted in a lower Award, then the Board has the right to demand repayment of the excess amount of the Award, net of taxes, from an executive officer who has received an Award. If the Board (or its delegated committee) determines that fraud has resulted in a material financial restatement, it is required that the Board demand repayment from the executive officer engaged in the fraud of the full Award, net of taxes. The Company intends to adopt a revised Clawback Policy in compliance with final rules from Nasdaq when they become effective.
Director Nominations by Shareholders
In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Corporate Secretary of the Company at the Company’s executive offices no fewer than 90 days nor more than 120 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:
•	the name and address of the shareholder;
•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;
•	a statement of the number of shares of the Company that are beneficially owned by the shareholder; and
•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
and the following information with respect to the person nominated by the shareholder:
•	name and address;
•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;
•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and
•	the consent of such nominee to serve as a director, if elected.
Any notice of director nomination submitted to Itron must include the additional information required by Rule 14a-19(b) under the Exchange Act.

Other directors and senior management of the Company may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Nominating and Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Nominating and Corporate Governance Committee determines if the proposed director nominee will have sufficient time available to effectively carry out his or her Board duties and responsibilities. The Nominating and Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.
Shareholder Communications with the Board
The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee Chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee Chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through our website at www.itron.com by selecting “Investors,” “Sustainability and Governance,” and then “Contact the Board.”
Shareholder communications are delivered directly to the Corporate Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www.itron.com, by selecting “Investors,” “Sustainability and Governance,” and then “Contact the Board.”
Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2024 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

PROPOSAL 2 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (Say-on-Pay)
We are asking our shareholders to approve a non-binding advisory resolution on the Company’s executive compensation programs for our named executive officers (NEOs) (commonly known as “say-on-pay”) as we have described them in this proxy statement. Although this advisory vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions for our executives. As discussed in the Compensation Discussion and Analysis (CD&A) section of this proxy statement, we believe our compensation programs are reasonable, competitive and strongly focused on pay-for-performance principles that will result in the creation of long-term shareholder value. Some of the features of our compensation programs that illustrate our philosophy are:
•
A significant portion of an NEO’s compensation is at-risk or performance-based and subject to the Company’s operating and financial performance. We consider annual cash-based incentives, equity long-term incentives, and stock options to be performance-based, because each of these three elements is valuable to the executive only if performance goals are achieved and/or our share price improves. In fiscal year 2022, the executive compensation package (base salary and short- and long-term incentives at target) included 83% of at-risk compensation for the CEO and an average of 70% of at-risk compensation for the other NEOs. Our long-term incentive plan (LTIP) for equity awards granted under our Amended and Restated 2010 Stock Incentive Plan (A&R 2010 Plan) or Second Amended and Restated 2010 Stock Incentive Plan (Second A&R 2010 Plan), as applicable, has three-year performance periods, with one-year averages determined each year for measurement purposes, to encourage NEOs to make decisions that align our long-term goals with shareholder interests and to discourage excessive risk taking.

•
Stock ownership guidelines require executive officers who are NEOs to acquire and hold certain amounts of Itron stock to further strengthen alignment of management’s interest with those of our shareholders.

•
We have established an Incentive Repayment (Clawback) Policy that covers awards under all of our incentive programs, and provides that if a bonus or equity award is paid that is conditional on meeting certain financial metrics, and subsequently, there is a required material financial restatement, which, had the correct information been known at the time, would have resulted in a lower award, then the Board (or its delegated committee) has the right to demand repayment of the excess amount of the award, net of taxes. If the Board (or its delegated committee) determines that fraud has resulted in a material financial restatement, the Board is required to demand repayment of the full award, net of taxes.

•
We maintain our long-standing commitment to strong corporate governance by continuing our policies of (i) separate Board Chair and CEO roles, (ii) majority voting for directors, (iii) all independent Board members (except our CEO) and all independent committee members, (iv) executive sessions of independent directors, and (v) prohibition on hedging or pledging of Itron stock by our executive officers.

•
The compensation of our NEOs varies depending upon the achievement of pre-established performance goals determined by the Compensation Committee (or the independent members of the Board, for the CEO), which are intended to serve as incentives for our NEOs. When performance does not meet the pre-established target goals then the amount of compensation paid to our executives is correspondingly reduced or eliminated. Conversely, when the Company’s operating and financial performance meets or exceeds the pre-established performance metrics, then the amount of compensation paid to our executives increases. See “The 2022 Executive Compensation Program in Detail” in the CD&A.

We believe our executive compensation policies have enabled us to retain and attract exceptional senior executives whose talent and experience have helped Itron become a leader in our industry. Our Compensation Committee (and for the CEO compensation, also the independent members of the Board), which provides overall direction for our compensation programs, believes the fiscal year 2022 compensation paid to our NEOs is reasonable and appropriate and adequately reflects the Company’s overall performance in 2022.
Shareholders are encouraged to read the full details of our executive compensation programs as described in the “EXECUTIVE COMPENSATION” section of this proxy statement.
Our shareholders approved a proposal by the Board at the May 12, 2017 annual meeting of shareholders to hold our advisory vote on executive compensation annually, and the Board has adopted a policy consistent with this determination. Unless the Board modifies this policy, including as a result of votes cast in connection with Proposal No. 3 in this proxy statement, the next say-on-pay vote will be held at our 2024 annual meeting of shareholders.
For the reasons provided above, we recommend that the shareholders vote in favor of the following resolution:
RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement for the Annual Meeting, which disclosure includes the Executive Compensation Tables, and the accompanying footnotes and narrative disclosures within the proxy statement.
The Board recommends that shareholders vote “FOR” the approval of the compensation paid to our named executive officers in fiscal year 2022.

PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (Say-on-Frequency)
In addition to the non-binding advisory vote on say-on-pay, Section 14A of the Exchange Act also enables our shareholders to express their preference for having a say-on-pay vote every one, two, or three years, or a shareholder may abstain from the vote. This non-binding frequency vote is required at least once every six years and is commonly referred to as “say-when-on-pay.” In 2017, the majority of our shareholders voted in favor of holding the say-on-pay vote annually.
The Board has considered the frequency of the say-on-pay vote and after considering the benefits and consequences of each option, the Board recommends that we continue to submit the say-on-pay vote to our shareholders annually. We believe an annual say-on-pay vote provides the Board and our Compensation Committee with more frequent input from shareholders on our compensation philosophy, policies and programs, and it correlates the say-on-pay vote with the most recent executive compensation information presented in our proxy statement for our annual meeting. Setting a one-year period for holding this vote provides a clear, simple means for the Company to obtain information on our shareholder sentiment about our executive compensation programs.
We request your vote to determine whether the say-on-pay vote to approve the compensation of our NEOs should occur every one, two, or three years. You will be able to cast your vote on your preferred voting frequency by choosing one of the following options set forth in the following resolution and in your voting instructions or proxy card:
RESOLVED, that the Company’s shareholders determine, on a non-binding advisory basis, that the frequency with which the shareholders of the Company will have a non-binding advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:
Choice 1 – every year;
Choice 2 – every two years;
Choice 3 – every three years; or
Choice 4 – abstain from voting.
This advisory vote on say-when-on-pay is not binding on the Company or its Board; however, the Board will take into account the results of the vote when determining the frequency of future say-on-pay votes. The frequency choice which receives the highest number of votes will be deemed the choice of the shareholders. Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, shareholders vote by choosing among the four choices set forth above and provided in the voting instructions or proxy card.
The Board recommends that shareholders vote to hold the advisory vote on executive compensation every year.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee of the Board (referred to as the Compensation Committee or the Committee in this CD&A) for making pay decisions, as well as its rationale for specific decisions related to 2022.
Name	Title
Thomas L. Deitrich	President and CEO
Joan S. Hooper	Senior Vice President and CFO
Michel C. Cadieux	Senior Vice President, Human Resources
Donald L. Reeves	Senior Vice President, Outcomes
John F. Marcolini	Senior Vice President, Networked Solutions
Executive Summary
Business Performance
Strong market demand for Itron’s solutions continued in 2022 as we grew our distributed intelligence footprint, deployed for our customers, by approximately 53% to 5.8 million endpoints, and ended the year with greater than 93 million endpoints under Itron’s management. Robust bookings in 2022 totaled $2.5 billion that drove total backlog ending the year, comprised primarily of business in our Networked Solutions and Outcomes segments, to a new record of $4.6 billion.
A volatile and constrained supply environment, as well as inflationary pressures, impacted our financial performance. We continued to work closely with our suppliers on maximizing allocations and delivery schedules while maintaining close engagement with our customers on project timing. No material cancellation of backlog occurred. We also focused on price/cost actions to protect margins both near and long-term.
Itron is positioned well for the future as a result of our progress in 2022. We continued to find ways to be more innovative, introduce new products to the market, and improve our operational footprint with our asset light strategy, as we completed the sale of certain non-communicating gas devices. Ultimately, we remained steadfast in driving long-term value for all our stakeholders.
Itron’s 2022 revenue, non-GAAP earnings per diluted share(1)(2) (non-GAAP diluted EPS), adjusted earnings before interest, tax, depreciation and amortization (Adjusted EBITDA)(1)(3), and free cash flow(1)(4) are as follows (compared with 2021):
•	Revenue of approximately $1.8 billion decreased 9%;
•	Adjusted EBITDA of approximately $95 million decreased approximately 17%;
•	Non-GAAP diluted EPS of $1.13 decreased approximately 35%; and
•	Free cash flow of approximately $5 million decreased approximately 96%.
(1)
A schedule reconciling Adjusted EBITDA to net income (loss), non-GAAP diluted EPS to net income (loss), and free cash flow to net cash provided by operating activities, is available on pages 43-46 of our 2022 Annual Report on Form 10-K.

(2)	We define non-GAAP diluted EPS as non-GAAP net income divided by the weighted average shares, on a diluted basis, outstanding during each period.
(3)
We define Adjusted EBITDA as net income (loss) (a) minus interest income, (b) plus interest expense, debt extinguishment, depreciation and amortization, restructuring, loss on sale of businesses, strategic initiative expenses, software project impairment, Russian currency translation write-off, goodwill impairment, acquisition, and integration, and (c) excluding income tax provision or benefit.

(4)
We define free cash flow as net cash provided by operating activities less cash used for acquisitions of property, plant and equipment. A schedule reconciling free cash flow to net cash provided by operating activities, is available on pages 43-46 of our 2022 Annual Report on Form 10-K.

Compensation Highlights
Our executive compensation program has three primary elements: base salary, annual cash incentives (as part of our Itron Incentive Plan (IIP)), and long-term equity incentives (as part of our LTIP). Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable shareholder value creation.
Based on our performance and consistent with the design of our program, the Compensation Committee made the following executive compensation decisions for fiscal year 2022:
•
Salary: Approved base salary increases for Mr. Deitrich, Ms. Hooper and Mr. Marcolini of 3.75%, 1.92% and 6.94%, respectively. None of the other NEOs received base salary adjustments in 2022. See “Base Salary” in this CD&A for details.

•	IIP:
○	Approved IIP financial targets based on preliminary projections for 2022, including certain assumptions regarding the impact and timing of ongoing supply chain disruptions on installations;
○	Set the maximum IIP payout at 150% of target instead of the maximum of 200% allowed by the IIP to ensure affordability; and
○	Continued to prioritize profitability improvement over revenue growth, by keeping the mix of metrics the same as 2021:
Performance Objectives	Performance Metrics & Weightings	2022 IIP Weighting
Financial (100%)	Adjusted EBITDA	60%
	Revenue	30%
	Free Cash Flow	10%
Total		100%
Adjusted EBITDA focuses on profitable growth, while continuing to provide strong accountability for returns. Revenue ensures we are delivering an appropriate level of top-line growth. Free cash flow is a strong indicator of profitability adjusted for non-cash expenses and capital investments.
The Compensation Committee retains discretion to further adjust the award upward or downward based on its assessment of Company and/or individual performance.
•
LTIP: To continue to strengthen alignment with shareholders, the Compensation Committee decided to place a heavier emphasis on performance-based equity for the CEO by changing the annual LTI award mix for his award to 62.5% performance-based restricted stock units (PRSUs) and 37.5% time-vested restricted stock units (RSUs). The annual LTIP awards for all other NEOs continue to be comprised of 50% PRSUs and 50% RSUs. In addition, for the 2022 portion of the 2020-2022 performance cycle of the PRSUs, the Compensation Committee determined to widen the performance range and lower the payout threshold from 50% of target to 0% of target. See “Long-Term Incentives” in this CD&A for details.

The Impact of Continued Supply Chain Disruptions and Other Factors on Compensation Decisions.
Heading into 2022 with strong customer demand, a healthy book-to-bill ratio and record-setting backlogs, the Compensation Committee set goals for the incentive plans in early 2022 expecting improved operational results. However, inflationary pressures, semiconductor supply shortages, unanticipated supplier decommitments and component deliveries below expectations, continued to slow the conversion of backlog into revenue which resulted in lower-than-expected company results. As a result, 2022 Adjusted EBITDA and non-GAAP diluted EPS did not meet threshold performance levels for purposes of generating award payouts under the incentive plans. The Compensation Committee did not make any adjustments to the performance metrics or goals under the IIP, or for purposes of calculating earned PRSUs for 2022, despite its ability to do so. With this as the backdrop, and based on our performance results, the Compensation Committee made the following incentive plan payout decisions for fiscal 2022:
•
IIP: 2022 Adjusted EBITDA did not meet adequate performance levels. As such, none of the NEOs received an IIP payout for 2022. However, retention and engagement of our critical workforce remain a top priority as we face strong competition for talent in an unpredictable and highly volatile business environment. As such, the Board approved a discretionary bonus pool to fund bonuses for all IIP-eligible employees, other than the NEOs (or any executive officers). See “Annual Cash Incentives: The Itron Incentive Plan (IIP)” in this CD&A for details.

•
LTIP: Consistent with the terms of the LTIP, the NEOs earned 25.27% of their target PRSUs for the 2020-2022 performance cycle. This attainment is the combination of an average non-GAAP diluted EPS target attainment of 33.69% and a total shareholder return (TSR) multiplier of 0.75. See “Long-Term Incentives — A Closer Look at PRSUs” in this CD&A for details.

Linking CEO Pay and Performance
A key component of our executive compensation philosophy is the link between compensation and overall business results and shareholder value creation. We strive to clearly communicate this to our shareholders and believe that looking at realizable pay in the following different contexts can illustrate this point effectively:
•	Realizable pay versus pay opportunity; and
•	Realizable pay for performance relative to peers.
CEO Realizable Pay versus Pay Opportunity. Many of the required disclosures concerning CEO compensation discuss pay elements or opportunities that may be earned by the CEO. Realizable pay, on the other hand, more closely considers actual compensation earned (or earnable) based on performance. To illustrate the differences, we compared pay opportunity to realizable pay on a year-by-year basis over the past three years; for this purpose, we use the following definitions:
Pay opportunity represents:
•	The sum of base salary and target IIP opportunity for each fiscal year; and
•	The grant date fair value of stock options, RSUs and PRSUs granted in each fiscal year.
Realizable pay represents:
•	The sum of base salary and actual IIP paid for each fiscal year;
•	The “in the money” value of any stock options granted in each fiscal year, valued as of their vesting date, or if unvested, as of December 31, 2022;
•	The value of RSUs granted in each fiscal year valued at their vesting date, or if unvested, as of December 31, 2022;
•	The number of PRSUs actually earned based on performance, valued as of December 31, 2022; and
•	For outstanding PRSUs (uncompleted performance cycles), the estimated number of PRSUs based on performance to date, valued as of December 31, 2022.

The chart below illustrates Mr. Deitrich’s realizable pay compared to his pay opportunities, as well as the corresponding year-end stock price for the last three years.

CEO Realizable Pay for Performance Relative to Peer Group. To provide another perspective, it is also helpful to understand the degree of alignment between CEO realizable pay and performance relative to our peer companies. See “Our Decision-Making Process — The Role of Peer Companies” in this CD&A for a list of the peer companies. To evaluate this alignment, we analyzed the relationship between realizable total direct compensation (TDC) for the CEO over 2019-2021 for the peer companies and for the Company, and TSR for the three years ended December 31, 2021. Note that this time period is different than used in the chart above since disclosed compensation information for our peer group companies was only available through 2021 at the time of the analysis.
For this purpose, realizable TDC is defined as the sum of:
•	Actual base salaries paid over the three-year period;
•	Actual annual incentives (bonuses) paid over the three-year period;
•	“In-the-money” value as of December 31, 2021 of any stock options granted over the three-year period;
•	The value as of December 31, 2021 of any restricted shares granted (including vested and unvested shares) over the three-year period; and
•
Cash-based long-term incentives awarded during the period, and the value as of December 31, 2021 of any performance shares granted over the three-year period (assuming target performance for cycles not completed).

The chart below illustrates the percentile ranking of our three-year TSR and Itron CEOs’ realizable TDC relative to our peer companies. As the chart indicates, during the three-year period our TSR performance was below the median of the peer companies and our CEOs’ realizable TDC was below the median. Itron CEO realizable TDC was within an “alignment corridor” representing a strong correlation between compensation and performance.

100%
ABOVE MEDIAN PERFORMANCE
BELOW MEDIAN REALIZABLE TDC
50%
0%
ALIGNMENT CORRIDOR
ITRON
BELOW MEDIAN PERFORMANCE
ABOVE MEDIAN REALIZABLE TDC
0%
50%
100%
Relative 3-Year Total Shareholder Return
CEO - Relative 3-Year Realizable Pay

Best Compensation Practices & Policies
We also believe the Company’s practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:
What We Do		What We Don’t Do
☑	Heavy emphasis on variable compensation	☒	No employment agreements
☑	Significant portion of annual long-term incentives are performance based	☒	No “single trigger” change-in-control cash payments
☑	Rigorous stock ownership guidelines	☒	No tax gross-ups in our change-in-control agreements
☑	Incentive Repayment (Clawback) Policy	☒	No option backdating or repricing
☑	Independent compensation consultant	☒	No hedging or pledging
☑	Annual risk assessments	☒	No special perquisites
2022 Say-On-Pay & Shareholder Engagement
Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. We also consider the feedback we receive from our major shareholders, which is solicited by the Board Chair, and the Chair of the Compensation Committee, and the Chair of the Nominating and Corporate Governance Committee, either in person or via telephone.
In 2022, approximately 91% of the votes cast supported our executive compensation decisions. The Board regularly conducts proactive outreach meetings with the Company’s largest shareholders. During 2022, the Company offered meetings to our top 100 shareholders representing approximately 83% of shares outstanding, to invite them to have discussions with our directors on topics including Company strategy and performance, governance, and executive compensation. We will continue to keep an open dialogue with our shareholders to help ensure that we have a regular pulse on investor perspectives.

What Guides Our Program
Our Compensation Philosophy & Objectives
The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Company, and create long-term sustainable shareholder value, all grounded in the following guiding principles:
Pay for Performance
A significant portion of an executive’s total compensation should be variable (“at-risk”) and dependent upon the attainment of certain specific and measurable annual and long-term financial performance objectives.

Shareholder Alignment
Executives should be compensated through pay elements (base salaries and annual- and long-term incentives) designed to align executive compensation to the creation of long-term value for our shareholders.

Competitiveness
Target compensation should be set at the median of market to ensure that compensation is at a level that is competitive with that being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.

Attraction and Retention
The executive compensation program should enable the Company to attract highly talented people with exceptional leadership capabilities and to retain high-caliber talent. When required, the Company may adjust individual elements of compensation to accomplish this goal.

The Principal Elements of Pay: Total Direct Compensation (TDC)
Our compensation philosophy is supported by the following principal pay elements:
Pay Element	How It’s Paid	What It Does	How It Links to Performance
Base Salary	Cash (Fixed)	Provides a competitive fixed rate of pay relative to similar positions in the market, and enables the Company to attract and retain critical executive talent	Based on job scope, level of responsibilities, individual performance, experience, and market levels
Annual Cash Incentive (IIP)	Cash (Variable)	Focuses executives on achieving annual financial goals that drive long-term shareholder value	•	Financial metrics: Adjusted EBITDA, Revenue, and Free Cash Flow
			•	Payouts: 0% to 200%* of target based on financial performance attainment against pre-determined goals, subject to the achievement of a threshold Adjusted EBITDA goal
			•	The Committee retains discretion to further adjust the award upward or downward based on its assessment of Company and/or individual performance
Long-Term Incentive Plan (LTIP)	Equity (Variable)	Provides incentives for executives to execute on longer-term financial/strategic growth goals that drive shareholder value creation and support the Company’s retention strategy	See below

Pay Element	How It’s Paid	What It Does	How It Links to Performance
Performance-Based Restricted Stock Units (PRSUs)		Rewards achievement of financial goals measured over a three-year performance period	•	Financial metrics: Non-GAAP diluted EPS and relative TSR Payouts: 0% to 200% of a target based on results against pre- determined financial goals and relative TSR performance
			•	Paid in Itron shares once earned
Time-Vested Restricted Stock Units (RSUs)		Supports retention	•	Vesting: 1/3 per year on the anniversary of the grant date
			•	Paid in Itron shares at vesting
*	Plan design allows for 200%; for fiscal year 2022, the maximum payout was set at 150% of target to ensure affordability.
Pay Mix
The charts below show the target annual TDC of our CEO, Mr. Deitrich, and our other NEOs for fiscal year 2022. These charts illustrate that a majority of NEO TDC is variable (86% for our CEO and an average of 70% for our other NEOs). These charts do not include any one-time equity grants or awards outside of target annual TDC, if any.

Note: Figures may not add up to 100% due to rounding.
Our Decision-Making Process
The Role of the Compensation Committee
The Compensation Committee oversees the executive compensation program for our NEOs. The Committee is comprised of independent, non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.itron.com, by selecting “Investors,” and then “Sustainability and Governance.”
The Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Committee.

The Role of Management
Members of our management team attend regular Compensation Committee meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only the Committee members can vote on decisions regarding NEO compensation.
The CEO reviews his recommendations pertaining to the compensation of other non-NEO executive officers with the Committee providing management input, transparency, and oversight. Approvals of non-NEO executive officer compensation are made by the Committee. The CEO does not participate in the deliberations of the Committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Consultant
The Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Committee has hired F.W. Cook as its independent consultant. F.W. Cook reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of F.W. Cook in accordance with SEC rules and concluded that F.W. Cook is independent.
The Role of Peer Companies
For some of our direct competitors who are not publicly held, or are smaller business units within a conglomerate, there is limited compensation information available. As a result, our peer companies for purposes of benchmarking executive compensation (Peer Companies) generally consist of direct competitors for which public information is available or companies that compete for our talent, who are part of the same broad Standard & Poor’s (S&P) industry classifications of technology hardware and equipment or in software and services, and who are similar in size and scope of global operations as Itron. The Committee reviews the Peer Companies on an annual basis.
For the purposes of setting 2022 compensation, the Committee conducted an in-depth assessment of potential comparators to evaluate the degree to which the current Peer Companies have kept pace with Itron’s growth and evolution. The Committee also took into consideration the broader marketplace to identify appropriate and relevant additions and removals from the current Peer Companies. As a result of this review, and with the support of F.W. Cook, the following changes were made to the Peer Companies:
Additions		Removals
☑	Bloom Energy Corporation	☒	Diebold Nixdorf, Inc.
☑	EnerSys	☒	EPAM Systems, Inc.
☑	National Instruments Corporation	☒	FLIR Systems, Inc.
☑	SolarWinds Corporation	☒	Keysight Technologies, Inc.
☑	Teradata Corporation	☒	Roper Technologies Inc.
☑	Vontier Corporation	☒	Zebra Technologies Corp

With these changes, the Peer Companies for 2022 were as follows:
Peer Companies

Bloom Energy Corporation	SolarWinds Corporation
EnerSys	Teradata Corporation
F5 Networks, Inc.	Teradyne Inc.
ITT Inc.	Trimble Inc.
Mueller Water Products, Inc.	Unisys Corporation
National Instruments Corporation	Vontier Corporation
NetScout Systems, Inc.	Watts Water Technologies, Inc
PTC Inc.	Xylem Inc.
Peer Data as of 12-31-2021
	$Millions
Percentile	Revenue	Market Cap
25th	$1,380	$3,095
50th	$1,986	$5,477
75th	$2,981	$14,456

Itron	$1,982	$3,102
Percentile Rank	50%	25%
For each of the Peer Companies, data regarding base salaries, annual incentives, and long-term incentives was obtained from their annual proxy statements. This data was supplemented with survey data prepared by Radford Survey & Consulting (Radford Survey), which provides compensation market information on more than 700 technology companies, aggregated, and presented anonymously. The Radford Survey data was narrowed to those technology companies with revenues between $1 billion and $3 billion, similar to Itron.
With the support of F.W. Cook, the Committee evaluates this data for informational purposes when establishing a range of competitive compensation for our NEOs. For each NEO, the Committee determines the salary range, annual incentive target, and long-term incentive taking into consideration market data for the position being evaluated. However, market data is not the sole determinant of the Company’s practices or executive compensation levels. The Committee also considers the experience, performance, responsibilities, and contributions to the Company by each NEO when making its decisions. For the CEO, the Committee makes a recommendation to the full Board, and the independent members of the Board review and approve the CEO’s compensation.
The 2022 Executive Compensation Program in Detail
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Committee considers the CEO’s recommendations for NEO compensation (other than the CEO), as well as each NEO’s position and level of responsibility within the Company. The Committee considers factors such as relevant market data as well as individual performance and contributions. After its annual review, the Committee determined to increase Mr. Deitrich’s and Ms. Hooper’s base salaries to better align their pay with the market, and for Mr. Marcolini to improve his competitive pay positioning relative to the market based on his expanded role. Annual base salary rates for 2022 were as follows:
NEO	2021	2022	% Increase
Thomas L. Deitrich	$800,000	$830,000	3.75%
Joan S. Hooper	$520,000	$530,000	1.92%
Michel C. Cadieux	$410,000	$410,000	0%
Donald L. Reeves	$425,000	$425,000	0%
John F. Marcolini*	$360,000	$385,000	6.94%
*	Mr. Marcolini was not a NEO during 2021.

Annual Cash Incentives: The Itron Incentive Plan (IIP)
The 2022 IIP provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual bonus payouts depend on the achievement of pre-determined financial performance objectives and can range from 0% to 150% of target award amounts, subject to the achievement of a threshold Adjusted EBITDA goal. Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and his or her ability to impact overall results. The Committee also considers market data in setting target award amounts. The Committee increased Messrs. Reeves’ and Marcolini’s target annual bonus opportunities from 60% in 2021 to 70% in 2022 to better align with those of their business unit peers. All other NEO target annual bonus opportunities remained unchanged from 2021. As a result, target annual bonus opportunities for 2022 were as follows:
NEO	2022 Target IIP (as a % of Base Salary)
Thomas L. Deitrich	125%
Joan S. Hooper	75%
Michel C. Cadieux	75%
Donald L. Reeves	70%
John F. Marcolini	70%
2022 Financial Performance Objectives. An individual NEO’s IIP award is based on the following mix of financial objectives:
Performance Objectives	Performance Metrics & Weightings	IIP Weighting
Financial (100%)	Adjusted EBITDA	60%
	Revenue	30%
	Free Cash Flow	10%
Total		100%
Adjusted EBITDA provides a more useful illustration of our financial performance and the ongoing operations of our business, since the adjustments exclude certain expenses that are not indicative of our recurring core operating results. This facilitates better comparisons to our historical performance and our competitors’ operating results.
Each year, the Committee reviews the financial performance and considers adjustments for items that are not reflective of normal operating performance for that year. These adjustments are items that the Committee believes are fair to both participants and shareholders, encourage appropriate actions that foster the long-term health of the business, and are consistent with the objectives underlying our predetermined performance goals. Such exclusions may consist of the costs and financial effects of restructuring, acquisitions, and dispositions, selected legal costs and settlements, pandemics, and the effects of foreign currency translation. No adjustments were made in 2022.
2022 Financial Performance Levels & Results. The following table shows the financial performance necessary to achieve threshold (0% payout), target (100% payout), and maximum (150% payout) bonus amounts, along with actual results for 2022:
	Threshold ($M)	Target ($M)	Maximum ($M)	Actual Results ($M)
Adjusted EBITDA	$110	$157	$188	$95
Revenue	$1,890	$2,100	$2,310	$1,796
Free Cash Flow	$0	$5	$10	$5
Note: Payouts are linearly interpolated for performance between threshold and maximum.

Based on the above financial performance results, the 2022 IIP payouts were 0% of each NEO’s applicable target because adequate Adjusted EBITDA goal was not achieved. The Committee retains discretion to further adjust the award upward or downward based on its assessment of individual performance but did not make any adjustments for 2022 awards.
Long-Term Incentives
The NEOs are eligible for long-term incentives, all of which were issued under the terms of our Second A&R 2010 Plan. The Compensation Committee considers a mix of equity vehicles when granting long-term incentives and uses PRSUs and RSUs as follows:

•	PRSUs reward the achievement of financial goals over a three-year performance period.
•	RSUs support retention; they vest one-third per year on the anniversary of the grant date.
For 2022, the Compensation Committee decided to place a heavier emphasis on performance-based equity for the CEO by changing the annual LTI award mix for his award to 62.5% PRSUs and 37.5% RSUs. The annual LTIP awards for all other NEOs continue to be comprised of 50% PRSUs and 50% RSUs. In addition, for the 2022 portion of the 2020-2022 performance cycle of the PRSUs, the Compensation Committee determined to widen the performance range and lower the payout threshold from 50% of target to 0% of target.
2022 Target Long-Term Incentive Award Grants. After its annual review, the Committee determined to increase Mr. Deitrich’s and Ms. Hooper’s target annual long-term incentive awards (from a total value of $3 million and $1.4 million in 2021, respectively) to better align with the market. The table below shows the target annual long-term incentive award values granted for fiscal year 2022 for each of the NEOs:
NEO	PRSUs* (at Target)	RSUs*	Total Value
Thomas L. Deitrich	$2,500,000	1,500,000	$4,000,000
Joan S. Hooper	$750,000	$750,000	$1,500,000
Michel C. Cadieux	$400,000	$400,000	$800,000
Donald L. Reeves	$225,000	$225,000	$450,000
John F. Marcolini	$225,000	$225,000	$450,000
*	Award amounts for PRSUs and RSUs were determined based on the closing price of our common stock on the date of grant on February 24, 2022, which was $53.95.

A Closer Look at PRSUs. The actual number of PRSUs that are earned and vested is based on the achievement of non-GAAP diluted EPS goals and relative TSR results. Specifically, actual awards are linked to a three-year performance period that consists of three annual performance cycles. The performance result used to determine the actual award earned is calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, then is adjusted based on performance relative to TSR as compared to the Russell 3000 Index.

2022 Performance Metrics. Non-GAAP Diluted EPS & Relative TSR. PRSUs are driven by the achievement of non-GAAP diluted EPS and relative TSR performance targets.
•
Non-GAAP Diluted EPS: Non-GAAP diluted EPS targets are set by the Committee at the beginning of each annual performance cycle. Payout levels can range from 0% to 160% of target for the performance cycle and depend on performance results.

•
Relative TSR: At the end of the three-year performance period, the non-GAAP diluted EPS attainment results for each of the annual performance cycles are averaged. The average non-GAAP diluted EPS is then adjusted based on the achievement by the Company of TSR relative to the Russell 3000 index for the same three-year performance cycle as follows:

If relative TSR attainment is	Then the average non-GAAP diluted EPS attainment is
At or below the 25th percentile	Adjusted down by 25%
At 50th percentile	No adjustment
At or above the 75th Percentile	Increased by 25%
Note: Adjustments for levels achieved between the 25th, 50th, and 75th percentiles are linearly interpolated.
For the PRSUs granted in 2022, the TSR targets and point multipliers were all established in December 2021 by the Compensation Committee and by the independent members of the full Board for the CEO.

PRSUs Earned and Vested In 2022 (1/1/2020–12/31/2022). In 2020, the NEOs at that time were granted their target PRSUs with vesting based on achievement of the non-GAAP diluted EPS and relative TSR performance targets for 2020, 2021, and 2022. The following table shows the thresholds, targets and maximums for non-GAAP diluted EPS set by the Committee at the beginning of each annual performance cycle and our non-GAAP diluted EPS results used for calculating PRSUs earned for 2020, 2021 and 2022. Note that for the 2022 portion of the 2020-2022 performance cycle of the PRSUs, EPS targets were based on the annual operating budget and aligned with the business conditions at the time. Additionally, the Compensation Committee determined to widen the performance range and lower the payout threshold from 50% of target to 0% of target.
		Performance Range
Year		Threshold	Target	Maximum	Results
	Payout Opportunity (as a % of Target)	50%	100%	160%
2020		$3.33	$4.00	$4.67	$1.85
2021		$2.00	$2.42	$3.00	$2.29*
	Payout Opportunity (as a % of Target)	0%	100%	160%
2022		$1.04	$1.60	$2.00	$1.13
*
As disclosed in last year’s CD&A, for fiscal 2021, the Compensation Committee adjusted results for the impact of supply chain disruptions and approved 2021 non-GAAP diluted EPS achievement of $2.29 or 85% of the target 2021 PRSU award.

Note: The non-GAAP diluted EPS results shown are based on financial results as reported for 2020 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2020), 2021 (adjusted as disclosed above), and 2022 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2022). Performance for levels achieved between threshold, target, and maximum are linearly interpolated.
The actual award earned was calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, as follows:
Year	Percentage of Attainment
2020	0%
2021	85%
2022	16.07%
2020-2022 Average	33.69%
Based on the above results, the average performance attainment for the 2020-2022 PRSUs was then adjusted downward by a factor of 0.75 since our TSR was at the 19th percentile of the Russell 3000 index. As a result, the NEOs earned 25.27% of their target PRSUs for the 2020-2022 performance cycle, as follows:
NEO	Target PRSUs Granted	Actual PRSUs Earned
Thomas L. Deitrich	17,188	4,342
Joan S. Hooper	7,161	1,809
Michel C. Cadieux	4,583	1,158
Donald L. Reeves	2,578	651
John F. Marcolini	2,817	711

Other Practices, Policies and Guidelines
Stock Ownership Guidelines
We believe that holding an equity interest in the Company creates an incentive to avoid excessive business risks. We maintain stock ownership guidelines to encourage certain of our executive officers to own stock at least equal in value to:
Title	Multiple of Base Salary
President and CEO	6.0x
Senior Vice President and CFO	3.0x
Senior Vice President, Human Resources	2.0x
Senior Vice President, General Counsel & Corporate Secretary	2.0x
Common stock, vested and unvested restricted shares, the net after-tax value of unexercised vested and unvested stock options, and stock held in the deferred compensation, 401(k) and the Employee Stock Purchase plans and shares beneficially owned and held in trust for the benefit of a family member all count towards satisfaction of the guidelines. Additionally, participants are required to retain 50% of net profit shares from all stock acquired upon exercise or vesting unless the guideline level is achieved. Net profit shares are defined as the number of shares of stock acquired after payment of (i) in the case of options, any exercise price and tax withholding upon exercise, or (ii) in the case of restricted stock or restricted stock units, tax withholding upon vesting. We annually review the levels of stock ownership of our executive officers listed above, and, based on a rolling 12-month average of our stock price as of the end of 2022, each of them has met the guidelines. We also have stock ownership guidelines for the members of our Board.
Anti-Hedging Policy
We prohibit the NEOs, other executive officers, directors and employees from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has an Anti-Hedging Policy that prohibits entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.
Change-in-Control Agreements
We have entered into change-in-control agreements with certain of our executive officers to encourage their full attention and dedication to the Company in the event of a change-in-control of the Company, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. All equity awards granted have “double trigger” requirements before vesting upon a change-in-control. See “Executive Compensation Tables – Potential Payments upon Change-in-Control” for descriptions of the benefits provided under the change-in-control agreements.
Employment Agreements; Severance Policy
We do not have formal employment agreements with our executive officers. However, we do have an Executive Severance Policy for our executive officers that provides severance pay equal to one year’s base salary, employer benefit premium payments or reimbursements for one year, and outplacement assistance provided there is a release of claims, non-disparagement, and confidentiality agreement with the executive officer. In addition, the executive officer must enter into a one-year non-compete agreement, where enforceable.
Incentive Repayment (Clawback) Policy
Under our Incentive Repayment (Clawback) Policy, in the event of a restatement of the Company’s financial results, the Compensation Committee, as designated by the Board, may review all cash or equity incentive awards that were based in whole or in part on the achievement of certain financial results.

Where award(s) were predicated, in part or in whole, upon the achievement of certain financial results that were subsequently the subject of a material financial restatement and, as determined by the Compensation Committee, the executive(s) engaged in fraud that caused or partially caused the need for the restatement, the Compensation Committee will seek forfeiture or reimbursement to the Company of the award(s) from the executive officer(s) engaged in fraud in full, net of tax. If a material financial restatement was not due to fraud, the Compensation Committee may review the circumstances and, in its discretion to the extent practicable and allowable under applicable laws, determine to require forfeiture or reimbursement to the Company of the amount of the award(s) that exceeded the lower amount, payment or value that would have been made based on the restated financial results, net of tax.
Any recoupment under this policy may be in addition to, and shall not otherwise limit, any other remedies that may be available to the Company under applicable law, including disciplinary actions up to and including termination of employment. The Company intends to adopt a revised Clawback Policy in compliance with final rules from Nasdaq when they become effective.
Executive Deferred Compensation Plan
Executive officers located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan (EDCP). We offer the EDCP to our highly-compensated employees to give them the benefit of being able to defer some of their taxable income, which also encourages their retention with the Company. Participants may defer up to 50% of their base salary and up to 50% of their annual cash incentive into a nonqualified account.
Executive officers are also permitted to elect to defer an additional portion of their base salary under the EDCP equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan. In 2022, the Company made matching contributions to the account of each participating executive at the rate of 75% of the first 6% of base salary and annual incentive deferred by the executive officer during that year, which is the same matching formula as the Company’s 401(k) Plan. The employer match into the EDCP starts after the employee reaches IRS limits on the 401(k) Plan and is no longer eligible for the 401(k) match. The executive officers’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund).
See “Executive Compensation Tables – 2022 Nonqualified Deferred Compensation Table” for more details.
General Benefits and Perquisites
Our NEOs receive the same benefits as our U.S. based salaried employees generally, including medical and dental benefits, group term life insurance, and short- and long-term disability protection. Itron also has relocation policies and benefits in place that may be applicable if an employee is required to move or has long-term extended business travel to a new location.
401(k) Plan and Employee Stock Purchase Plan
Executive officers located in the U.S. are eligible to participate in our 401(k) Plan which provides our employees, including the NEOs, with a 75% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executive officers may participate in the Company’s Employee Stock Purchase Plan, along with our other employees.
We do not maintain any defined benefit or supplemental retirement programs for our NEOs.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management and the Board’s outside compensation consultant. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2022 Annual Report on Form 10-K and the Company’s 2023 proxy statement.
Compensation Committee

Frank M. Jaehnert, Chair
Santiago Perez
Lynda L. Ziegler

Executive Compensation Tables
Summary Compensation Table
The following table provides information regarding compensation of the Company’s NEOs. The amounts shown include amounts deferred at the executives’ election. All numbers are rounded to the nearest dollar.
ITRON, INC.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Thomas L. Deitrich President and CEO	2022	830,000	—	3,059,156	—	—	13,725(4)	3,902,881
	2021	800,000	—	2,877,281	—	850,000	13,050	4,540,331
	2020	800,000	—	2,075,403	749,976	—	12,825	3,638,204

Joan S. Hooper Senior Vice President and CFO	2022	530,000	—	1,311,495	—	—	39,714(4)	1,881,209
	2021	520,000	—	1,709,125	—	331,500	23,175	2,583,800
	2020	511,298	—	949,389	312,479	—	39,138	1,812,304

Michel C. Cadieux Senior Vice President, Human Resources	2022	410,000	—	720,406	—	—	17,550(4)	1,147,956
	2021	410,000	—	853,577	—	261,375	9,225	1,534,177
	2020	407,514	—	641,079	199,992	—	16,425	1,265,009

Donald L. Reeves Senior Vice President, Outcomes	2022	425,000	—	405,225	—	—	14,828(4)	845,053
	2021	425,000	—	496,103	—	216,750	11,947	1,149,800
	2020	425,000	—	326,812	112,487	—	13,070	877,369

John F. Marcolini Senior Vice President, Networked Solutions	2022	385,000	—	399,093	—	—	14,937(4)	799,030
(1)
These columns reflect the aggregate grant date fair value of awards granted under our Long-Term Incentive Plan (LTIP) and Second A&R 2010 Plan (2010 SIP) determined in accordance with FASB ASC Topic 718. See Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of the equity awards granted in 2022.

(2)
Includes the grant date fair value of PRSUs assuming target performance achievement. As the performance-contingent awards are based on separate measurements of the Company's financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated for the portion of the award related to performance in each year. Therefore, the value in the table includes one-third of the target PRSUs for each active three-year performance cycle. For more details on how performance is calculated, refer to “Long-Term Incentives – A Closer Look at PRSUs” in this proxy statement.

The grant date fair value of the non-GAAP diluted EPS component is based upon the probable outcome for the award and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718. As required under FASB ASC Topic 718, the grant date fair value for the TSR multiplier is recalculated and included in the amounts shown for 2022 for the 2022 portion of the award in each active performance cycle and was determined using a Monte Carlo valuation model on the date the PRSUs were awarded. Grant date fair values assuming maximum performance achievement for the 2022 PRSUs for the full performance cycle (2022-2024) would be: T. Deitrich - $5,182,090; J. Hooper - $1,554,549; M. Cadieux - $829,108; D. Reeves - $466,331; J. Marcolini - $466,311.
(3)	This column reflects the cash awards earned by the NEOs under our annual incentive program.
(4)
We value these benefits based on the actual costs or charges incurred by us for the benefits. The amounts shown under “All Other Compensation” consist of Company 401(k) matching contributions of $13,725 for Mr. Deitrich, $13,950 for Ms. Hooper, $17,550 for Mr. Cadieux, $14,828 for Mr. Reeves, and $14,937 for Mr. Marcolini; and a company match under the Executive Deferred Compensation Plan of $25,764 for Ms. Hooper.

2022 Grants of Plan-Based Awards Table
The following table provides information regarding grants of plan-based awards to the NEOs during 2022.
ITRON, INC.
Grants of Plan-Based Awards
	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards
Name		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Thomas L. Deitrich	—	—	$1,037,500	$1,556,250	—	—	—	—	—
	2/24/2022	—	—	—	—	—	—	27,803	$1,499,972
	2/24/2022	—	—	—	17,377	46,339	92,678	—	$894,014(4)

Joan S. Hooper	—	—	$397,500	$596,250	—	—	—	—	—
	2/24/2022	—	—	—	—	—	—	13,902	$750,013
	2/24/2022	—	—	—	5,213	13,901	27,802	—	$268,158(4)

Michel C. Cadieux	—	—	$307,500	$461,250	—	—	—	—	—
	2/24/2022	—	—	—	—	—	—	7,414	$399,985
	2/24/2022	—	—	—	2,780	7,414	14,828	—	$143,022(4)

Donald L. Reeves	—	—	$297,500	$446,250	—	—	—	—	—
	2/24/2022	—	—	—	—	—	—	4,171	$225,025
	2/24/2022	—	—	—	1,564	4,170	8,340	—	$80,453(4)

John F. Marcolini	—	—	$269,500	$404,250	—	—	—	—	—
	2/24/2022	—	—	—	—	—	—	4,171	$225,025
	2/24/2022	—	—	—	1,564	4,170	8,340	—	$80,453(4)
(1)
Represents threshold, target, and maximum opportunity under the Company's annual incentive program for fiscal 2022. Our annual incentive program is discussed under the caption “Annual Cash Incentives — The Itron Incentive Plan (IIP)” in this proxy statement.

(2)
Represents range of possible PRSU payouts for the three-year performance cycle beginning in 2022; earned PRSU awards are paid in Itron common stock. Our PRSUs are discussed under the caption “Long-Term Incentives – A Closer Look at PRSUs” in this proxy statement.

(3)	Amounts shown in this column reflect the number of RSUs granted under our 2010 SIP.
(4)
Amounts shown are based on target performance achievement for the 2022 portion of the three-year performance cycle of PRSUs. As required under FASB ASC Topic 718, includes the value of the award contingent upon the Company's financial performance and the grant date fair value for the TSR multiplier for the 2022 portion of the award. See footnote 2 of the Summary Compensation Table in this proxy statement for further details.

The non-equity incentive awards included in this table and also set forth in the Summary Compensation Table represent the annual incentive component of our NEO’s compensation. These potential payout awards are paid in cash as a percentage of each of the NEO’s salary, based upon achievement of certain pre-determined financial performance criteria and strategic objectives. For more details, refer to the “EXECUTIVE COMPENSATION — The 2022 Executive Compensation Program in Detail” section of the CD&A.
The equity incentive plan awards included in this table represent PRSUs granted in 2022 for the 2022-2024 performance period, which were issued under the 2010 SIP. For further details on these awards, see “EXECUTIVE COMPENSATION — The 2022 Executive Compensation Program in Detail” in the CD&A.
The amounts included in the “All Other Stock Awards” column represent time-vested RSUs, which were issued under the 2010 SIP. For further details on these awards, see “EXECUTIVE COMPENSATION — The 2022 Executive Compensation Program in Detail” in the CD&A.

2022 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information regarding outstanding equity awards held by each NEO as of December 31, 2022.
ITRON, INC.
Outstanding Equity Awards At Fiscal Year End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Thomas L. Deitrich	12/10/2015	83,779		$35.13	12/10/2025
	2/24/2016	37,957		$40.05	2/24/2026
	2/23/2017	22,701		$65.55	2/23/2027
	2/22/2018	20,116		$69.30	2/22/2028
	9/19/2019	76,337		$76.55	9/19/2029
	2/20/2020	18,712	9,357	$87.27	2/20/2030
	2/20/2020					2,865	$145,112
	2/18/2021					9,972	$505,082
	2/18/2021							14,958(3)	$757,623
	2/24/2022					27,803	$1,408,222
	2/24/2022							46,339(4)	$2,347,070

Joan S. Hooper	6/20/2017	11,515		$68.45	6/20/2027
	2/22/2018	10,058		$69.30	2/22/2028
	2/20/2020	7,796	3,899	$87.27	2/20/2030
	2/20/2020					1,194	$60,476
	2/18/2021					2,327	$117,863
	2/18/2021					4,654	$235,725
	2/18/2021							6,980(3)	$353,537
	2/24/2022					13,902	$704,136
	2/24/2022							13,901(4)	$704,086

Michel C. Cadieux	2/23/2017	9,080		$65.55	2/23/2027
	2/22/2018	8,046		$69.30	2/22/2028
	2/20/2020	4,990	2,495	$87.27	2/20/2030
	2/20/2020					764	$38,697
	2/18/2021					332	$16,816
	2/18/2021					2,659	$134,678
	2/18/2021							3,988(3)	$201,992
	2/24/2022					7,414	$375,519
	2/24/2022							7,414(4)	$375,519

Donald L. Reeves	4/10/2014	983		$63.16	4/9/2024
	5/10/2016	4,802		$55.49	5/9/2026
	9/12/2018	3,300		$66.30	9/12/2028
	2/20/2020	2,806	1,404	$87.27	2/20/2030
	2/20/2020					430	$21,780
	2/18/2021					1,496	$75,772
	2/18/2021					332	$16,816
	2/18/2021							2,243(3)	$113,608
	2/24/2022					4,171	$211,261
	2/24/2022							4,170(4)	$211,211

John F. Marcolini	2/20/2020					382	$19,348
	9/10/2020	2,522	1,261	$57.68	9/10/2030
	9/10/2020					470	$23,806
	2/18/2021					665	$33,682
	2/18/2021					1,164	$58,957
	2/18/2021							1,745(3)	$88,384
	2/24/2022					4,171	$211,261
	2/24/2022							4,170(4)	$211,211
(1)	One third of the options granted on February 20, 2020 vest on each of February 20, 2021, 2022, and 2023.

(2)
Represents RSUs granted under the 2010 SIP. One third of the RSUs granted on February 20, 2020 vest on each of February 20, 2021, 2022, and 2023. One third of the RSUs granted on February 18, 2021 vest on each of February 18, 2022, 2023, and 2024. One third of the RSUs granted on February 24, 2022 vest on each of February 24, 2023, 2024, and 2025.

Vesting information for each RSU award for the NEOs that is unvested as of December 31, 2022 is described in the table below.
Vesting Date	Thomas L. Deitrich	Joan S. Hooper	Michel C. Cadieux	Donald L. Reeves	John F. Marcolini
2023
2/18/2023	4,986	3,491	1,496	914	914
2/20/2023	2,865	1,194	764	430	382
2/24/2023	9,268	4,634	2,471	1,390	1,390
9/10/2023					470

2024
2/18/2024	4,986	3,491	1,496	914	915
2/24/2024	9,268	4,634	2,471	1,390	1,390

2025
2/24/2025	9,268	4,634	2,471	1,391	1,391
(3)	Represents PRSUs granted for the three-year performance cycle beginning in 2021 assuming achievement at target levels of performance.
(4)	Represents PRSUs granted for the three-year performance cycle beginning in 2022 assuming achievement at target levels of performance.
(5)	Based on the closing price of our common stock on December 31, 2022 ($50.65).
2022 Option Exercises and Stock Vested Table
The following table provides information regarding stock option exercises and shares acquired upon the vesting of stock awards by the NEOs during the 2022 fiscal year.
ITRON, INC.
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercises ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)(2)
Thomas L. Deitrich	—	—	24,198	1,042,586
Joan S. Hooper	—	—	11,377	515,079
Michel C. Cadieux	—	—	5,606	242,727
Donald L. Reeves	—	—	3,108	127,127
John F. Marcolini	—	—	2,999	119,790
(1)	Includes PRSUs earned based on financial results, as adjusted, for the three-year performance cycle beginning in 2020 and vested on December 31, 2022.
See “Long-Term Incentives — A Closer Look at PRSUs” in this proxy statement for more detail.
(2)	Based on the fair market value of our common stock on the vest date.

2022 Nonqualified Deferred Compensation Table
The following table provides information regarding the nonqualified deferred compensation of each of the NEOs for the 2022 fiscal year.
ITRON, INC.
Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year End ($)
Thomas L. Deitrich	—	—	—	—	—
Joan S. Hooper	132,086	25,764	(171,844)	—	873,307
Michel C. Cadieux	—	—	—	—	—
Donald L. Reeves	—	—	—	—	—
John F. Marcolini	—	—	—	—	—
(1)	This deferred compensation represents amounts that are reported as compensation earned in 2022 in the Summary Compensation Table.
(2)	This amount has been included in the “All Other Compensation” column of the Summary Compensation Table.
Potential Payments upon Termination
The following describes certain actions and payments upon termination in accordance with Company policies, the IIP and the provisions of our 2010 SIP, pursuant to which all of our equity awards are granted.
Upon any termination of employment, our NEOs are entitled to receive any accrued and unpaid base salary through the date of termination.
Termination for Cause
The executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested RSUs, unvested awards under the LTIP and the IIP are forfeited in the event of termination for cause.

Termination Due to Death, Disability, or Retirement
What happens if termination is due to:
	Death or Disability	Retirement(1)
Annual Incentive Plan(2)	Prorated	Prorated
RSUs(3)	Fully accelerated	If retirement occurs after 12 months following grant date, continued vesting subject to completion of new non-compete/non-solicit agreement and reasonable notice
Stock Options(4)	Fully accelerated
Unvested Options
If retirement occurs after 12 months
following grant date,
continued vesting subject
to completion of new non-
compete/non-solicit
agreement and
reasonable notice

Vested Options
Remain exercisable until
the original expiration
date of the grant

PRSUs(5)
Shares awarded and
settled based on
actual attainment of
performance results as
measured at the end
of the performance
period ending in the
year of death or
disability. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

If retirement occurs after 12 months
following grant date, shares
awarded at the end of the
performance period based
on actual attainment of
performance results as
measured at the end
of the performance
period. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

(1)
Definition of Retirement: For purposes of all awards granted under the 2010 SIP to NEOs located in the U.S., “retirement” means voluntary termination of employment after the date on which the award recipient has reached (i) the age of 55 and has a total of at least 10 years of continuous employment with Itron or (ii) the age of 60 and has a total of at least five (5) years of continuous employment with Itron. For stock options granted in fiscal year 2016 or prior, “retirement” means the earlier of age 65 or age 55 with at least 10 years of service with Itron.

(2)
Annual Incentive Plan: For awards under the IIP, participants would receive a prorated award (assuming an award is earned) based on the number of calendar days employed during the performance period and such payout, if any, will be made at the same time as the other participants.

(3)
RSUs: If a retirement occurs after 12 months following the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. If termination is due to death or disability (as defined in the 2010 SIP), any unvested RSUs will vest immediately.

(4)
Stock Options: Upon retirement, vested options granted in 2016 or prior would remain exercisable until the earlier of three years following retirement or the option expiration date. If a retirement occurs after 12 months following the grant date, options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. If termination is due to death or disability, all unvested options become exercisable and remain exercisable until the date on which the options expire by their terms.

(5)
PRSUs: If termination occurs due to death or disability during the performance period, shares will be awarded and settled based on the performance period and results ending in the year of death or disability and will not be pro-rated for partial employment during the performance period. If a retirement occurs after 12 months following the grant date, awards will vest in full based on actual performance and the applied TSR multiplier calculated at the end of the performance period, subject to non-compete/non-solicit and reasonable notice restrictions. Vested units generally will be settled at the original vesting date set forth in the award agreement, and in accordance with the provisions of Section 409A of the Code.

Voluntary Termination or Termination without Cause
•
Stock Options: All unvested options automatically expire due to voluntary termination or termination by the Company without cause. Any vested options would remain exercisable until the earlier of 90 days following termination of employment or the date on which the options expire by their terms.

•	RSUs: All unvested RSUs are forfeited upon voluntary termination or termination without cause.
•	PRSUs: All unvested PRSUs are forfeited upon voluntary termination or termination without cause. Vested units will be settled in accordance with the provisions of Section 409A of the Code.
•
Annual Incentive Plan: The bonus under the IIP would be forfeited in its entirety if the NEO is not employed by the Company or working as a service contractor for the Company at the time of the payout.

Potential Payments upon Change-in-Control
The following describes the material provisions of the change-in-control agreements that we have entered into with our NEOs. The change-in-control agreements provide for the following benefits if there is a change-in-control and the NEO’s employment is terminated within 24 months by the Company without cause or by the NEO for “good reason”:
•
Severance Benefit: The change-in-control agreements provide Mr. Deitrich with a severance benefit equal to 2.5 times the sum of base salary and target annual incentive opportunity. For Ms. Hooper, Mr. Cadieux, Mr. Reeves, and Mr. Marcolini, the benefit is equal to two (2) times the sum of base salary and target annual incentive opportunity. For all, the benefit is paid in cash in one lump sum.

•
Pro-Rata Annual Incentive for Year of Termination: The change-in-control agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

•
Welfare Benefit Continuation: The change-in-control agreements provide Mr. Deitrich with 2.5 years of life and disability insurance coverage (with no tax gross-up). For Ms. Hooper, Mr. Cadieux, Mr. Reeves, and Mr. Marcolini, this benefit is equal to two (2) years of life and disability insurance coverage (with no tax gross-up). The agreements also provide our NEOs and their dependents with the same respective years of health care coverage.

•
Equity Award Vesting and Acceleration (Double Trigger): The change-in-control agreements provide that any acceleration for equity awards is “double trigger” and thus will occur only upon a change-in-control and a qualifying termination (a termination without cause or for good reason). All vesting acceleration is subject to consummation of the change-in-control transaction.

•	Excise Tax Gross-Up: There are no effective provisions for an excise tax gross-up.
•	Legal Fees: The change-in-control agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the change-in-control agreement.
•
Restrictive Covenants: The change-in-control agreements include restrictive covenants relating to non-solicitation (one-year), non-disparagement, and non-competition (one-year, where enforceable), and require a release of all claims against the Company.

•	Definition of Change-in-Control: For purposes of the change-in-control agreements, a “change-in-control” generally consists of any of the following:
•	An acquisition of 25 percent or more of our voting securities;
•	Our current Board of Directors (and their approved successors) ceasing to constitute a majority of the Board;

•
Consummation of any merger or consolidation with or into another corporation, the effect of which would be that our Board would consist of a majority of directors who were not members of the Board prior to the merger or consolidation; or

•	Consummation of any sale or disposition of all or substantially all of our assets, or the approval by our shareholders of a plan of complete liquidation or dissolution of the Company.
•
Definition of Good Reason: For purposes of the change-in-control agreements, “good reason” for termination by the NEO of his or her employment generally means any one of the following acts by the Company following a change-in-control:

•	An adverse change in the NEO’s duties, status or position as an executive officer;
•	A reduction in the NEO’s base salary;
•	A reduction in the NEO’s annual bonus or long-term incentive opportunity;
•	The failure to continue to provide welfare, medical, and other fringe benefits which in the aggregate are substantially similar to those provided immediately prior to the change-in-control;
•	The requirement for the NEO to be based at an office more than 50 miles from the NEO’s office prior to the change-in-control; or
•	The failure by the Company or successor company to assume or agree to perform the provisions of the change-in-control agreement.
See also “Termination Payment Tables for NEOs” below.
2010 SIP Change-in-Control Provisions
Our 2010 SIP provides that in the event of a change-in-control, as defined in our change-in-control agreements described above, unless otherwise provided in the award agreement, generally awards will be assumed or substituted for by the surviving corporation and will accelerate only if not so assumed or substituted. The vesting and payout of PRSUs will be governed by the award agreement, as described below.
PRSUs Change-in-Control Provisions
If a change-in-control occurs during the following performance periods; (2020-2022) under the 2020 grant, (2021-2023) under the 2021 grant, or (2022-2024) under the 2022 grant, the PRSU awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control (i) in the event the awards are not assumed by the acquiring entity, or (ii) the beginning of the performance period and the date of termination of employment in the event the awards are assumed by the acquiring entity.
Executive Officer Severance Policy
The Company recognizes that it is usually difficult for executive officers whose employment is terminated involuntarily to obtain a position comparable to the one he or she has with the Company. In view of this, any executive officer who is terminated involuntarily, except if terminated for disciplinary reasons, will be entitled to receive severance pay equal to one year’s base salary, employer benefit premium payments/reimbursement for one year and outplacement assistance provided that the executive (1) releases all claims that he or she may have against the Company, (2) enters into a one year non-compete agreement (where enforceable), (3) agrees not to solicit employees for a period of one year, and (4) agrees not to disparage the Company.

Termination Payment Tables for NEOs
The tables below reflect the estimated amount of incremental compensation payable to each of our NEOs in the event of termination of employment or change-in-control. The tables do not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us, whether or not a termination or change-in-control event had occurred. The amounts shown assume that such termination or change-in-control was effective as of December 31, 2022. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change-in-control, as applicable.
ITRON, INC.
Summary of Termination Payments
Thomas L. Deitrich
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$1,037,500	$1,037,500
Accelerated Stock Options(3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance(4)	$—	$—	$—	$—	$—	$830,000	$—	$4,668,750
Benefit Continuation(4)	$—	$—	$—	$—	$—	$38,212	$—	$73,030
Accelerated RSUs(5)	$—	$—	$2,058,416	$2,058,416	$650,194	$—	$—	$2,058,416
Accelerated PRSUs(6)	$—	$—	$2,418,145	$2,418,145	$977,545	$—	$—	$650,650
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive, the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. The annual incentive plan did not pay out in 2022, so the value represents the incremental difference between the target and actual bonus paid.

(3)
Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2022 ($50.65). As all accelerated options are underwater at this price, no values are shown. Upon a termination due to retirement after the first anniversary of the grant date, stock options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. Upon a change-in-control, stock options will accelerate only if they are not assumed or substituted, and otherwise provide for a double trigger; values presume that the acquirer assumes outstanding stock options.

(4)
The Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus, plus 2.5 years of continued benefits.

(5)
For the time-vested RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 30, 2022 ($50.65). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(6)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2021 and 2022 values assume target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. As of December 30, 2022, two three-year performance cycles (2021-2023 and 2022-2024) are not yet complete and the awards are tracking at target, so no incremental values are included in this table. For the 2020-2022 performance cycle, actual payouts were less than target and the value shown in the table represents the incremental difference between actual payout and target. Upon a termination following a change-in-control, value represents the incremental difference in values between target and actual performance (e.g. no value for cycles where actual payouts are greater than or equal to target amounts). Values are based on the closing price of our common stock on December 30, 2022 ($50.65).

ITRON, INC.
Summary of Termination Payments
Joan S. Hooper
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$397,500	$397,500
Accelerated Stock Options(3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance(4)	$—	$—	$—	$—	$—	$530,000	$—	$1,855,000
Benefit Continuation(4)	$—	$—	$—	$—	$—	$28,523	$—	$39,045
Accelerated RSUs(5)	$—	$—	$1,118,200	$1,118,200	$414,064	$—	$—	$1,118,200
Accelerated PRSUs(6)	$—	$—	$835,684	$835,684	$445,163	$—	$—	$271,079
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive, the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. The annual incentive plan did not pay out in 2022, so the value represents the incremental difference between the target and actual bonus paid.

(3)
Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2022 ($50.65). As all accelerated options are underwater at this price, no values are shown. Upon a termination due to retirement after the first anniversary of the grant date, stock options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. Upon a change-in-control, stock options will accelerate only if they are not assumed or substituted, and otherwise provide for a double trigger; values presume that the acquirer assumes outstanding stock options.

(4)
The Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(5)
For the time-vested RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 30, 2022 ($50.65). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(6)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2021 and 2022 values assume target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. As of December 30, 2022, two three-year performance cycles (2021-2023 and 2022-2024) are not yet complete and the awards are tracking at target, so no incremental values are included in this table. For the 2020-2022 performance cycle, actual payouts were less than target and the value shown in the table represents the incremental difference between actual payout and target. Upon a termination following a change-in-control, value represents the incremental difference in values between target and actual performance (e.g. no value for cycles where actual payouts are greater than or equal to target amounts). Values are based on the closing price of our common stock on December 30, 2022 ($50.65).

ITRON, INC.
Summary of Termination Payments
Michel C. Cadieux
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$ —	$ —	$—	$—	$—	$—	$307,500	$307,500
Accelerated Stock Options(3)	$ —	$ —	$—	$—	$—	$—	$—	$—
Severance(4)	$ —	$ —	$—	$—	$—	$ 410,000	$—	$1,435,000
Benefit Continuation(4)	$ —	$ —	$—	$—	$—	$28,184	$—	$38,368
Accelerated RSUs(5)	$ —	$ —	$565,710	$565,710	$190,191	$—	$—	$565,710
Accelerated PRSUs(6)	$ —	$ —	$464,496	$464,496	$260,645	$—	$—	$173,476
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive, the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. The annual incentive plan did not pay out in 2022, so the value represents the incremental difference between the target and actual bonus paid.

(3)
Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2022 ($50.65). As all accelerated options are underwater at this price, no values are shown. Upon a termination due to retirement after the first anniversary of the grant date, stock options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. Upon a change-in-control, stock options will accelerate only if they are not assumed or substituted, and otherwise provide for a double trigger; values presume that the acquirer assumes outstanding stock options.

(4)
The Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(5)
For the time-vested RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 30, 2022 ($50.65). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(6)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2021 and 2022 values assume target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. As of December 30, 2022, two three-year performance cycles (2021-2023 and 2022-2024) are not yet complete and the awards are tracking at target, so no incremental values are included in this table. For the 2020-2022 performance cycle, actual payouts were less than target and the value shown in the table represents the incremental difference between actual payout and target. Upon a termination following a change-in-control, value represents the incremental difference in values between target and actual performance (e.g. no value for cycles where actual payouts are greater than or equal to target amounts). Values are based on the closing price of our common stock on December 30, 2022 ($50.65).

ITRON, INC.
Summary of Termination Payments
Donald L. Reeves
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$ —	$ —	$—	$—	$—	$—	$297,500	$297,500
Accelerated Stock Options(3)	$ —	$ —	$—	$—	$—	$—	$—	$—
Severance(4)	$ —	$ —	$—	$—	$—	$ 425,000	$—	$1,445,000
Benefit Continuation(4)	$ —	$ —	$—	$—	$—	$34,635	$—	$51,269
Accelerated RSUs(5)	$ —	$ —	$325,629	$325,629	$114,368	$—	$—	$325,629
Accelerated PRSUs(6)	$ —	$ —	$261,238	$261,238	$ 146,581	$—	$—	$97,603
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive, the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. The annual incentive plan did not pay out in 2022, so the value represents the incremental difference between the target and actual bonus paid.

(3)
Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2022 ($50.65). As all accelerated options are underwater at this price, no values are shown. Upon a termination due to retirement after the first anniversary of the grant date, stock options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. Upon a change-in-control, stock options will accelerate only if they are not assumed or substituted, and otherwise provide for a double trigger; values presume that the acquirer assumes outstanding stock options.

(4)
The Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(5)
For the time-vested RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 30, 2022 ($50.65). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(6)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2021 and 2022 values assume target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. As of December 30, 2022, two three-year performance cycles (2021-2023 and 2022-2024) are not yet complete and the awards are tracking at target, so no incremental values are included in this table. For the 2020-2022 performance cycle, actual payouts were less than target and the value shown in the table represents the incremental difference between actual payout and target. Upon a termination following a change-in-control, value represents the incremental difference in values between target and actual performance (e.g. no value for cycles where actual payouts are greater than or equal to target amounts). Values are based on the closing price of our common stock on December 30, 2022 ($50.65).

ITRON, INC.
Summary of Termination Payments
John F. Marcolini
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$269,500	$269,500
Accelerated Stock Options(3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance(4)	$—	$—	$—	$—	$—	$385,000	$—	$1,309,000
Benefit Continuation(4)	$—	$—	$—	$—	$—	$37,061	$—	$56,122
Accelerated RSUs(5)	$—	$—	$347,054	$347,054	$135,793	$—	$—	$347,054
Accelerated PRSUs(6)	$—	$—	$247,371	$247,371	$124,396	$—	$—	$106,669
(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive, the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. The annual incentive plan did not pay out in 2022, so the value represents the incremental difference between the target and actual bonus paid.

(3)
Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 30, 2022 ($50.65). As all accelerated options are underwater at this price, no values are shown. Upon a termination due to retirement after the first anniversary of the grant date, stock options will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. Upon a change-in-control, stock options will accelerate only if they are not assumed or substituted, and otherwise provide for a double trigger; values presume that the acquirer assumes outstanding stock options.

(4)
The Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(5)
For the time-vested RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 30, 2022 ($50.65). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(6)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2021 and 2022 values assume target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2022 awards are assumed forfeited, as retirement at December 30, 2022 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. As of December 30, 2022, two three-year performance cycles (2021-2023 and 2022-2024) are not yet complete and the awards are tracking at target, so no incremental values are included in this table. For the 2020-2022 performance cycle, actual payouts were less than target and the value shown in the table represents the incremental difference between actual payout and target. Upon a termination following a change-in-control, value represents the incremental difference in values between target and actual performance (e.g. no value for cycles where actual payouts are greater than or equal to target amounts). Values are based on the closing price of our common stock on December 30, 2022 ($50.65).

2022 Compensation Risk Assessment
It is our belief that a majority of an NEO’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our shareholders. Therefore, the Committee evaluated all of our plans and policies (applicable to executive officers and employees below the executive level) in December 2022 for attributes that could cause excessive risk-taking. We concluded that our programs and policies do not encourage excessive risk-taking because: (a) the salary component of our program is a fixed amount; (b) the majority of the average compensation paid to our executive officers is delivered in the form of equity ownership, which aligns the interest of our executive officers with those of our shareholders; (c) NEOs are subject to our stock ownership guidelines; and (d) the annual cash-based incentive plan and long-term incentive plans are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving Company financial objectives which diversify risks associated with a single indicator of performance, (ii) our equity-based incentives encourage a longer-term focus through multi-year performance periods, (iii) our risk-mitigating policies in place such as insider trading and hedging prohibitions and clawbacks, and (iv) review and approval of final awards by our Committee (and the independent members of the full Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned.
CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO:
For 2022, our last completed fiscal year:
•	the median of the annual total compensation of all employees of our company (other than our CEO) was $65,478; and
•	the annual total compensation of our CEO was $3,902,881.
For 2022, the annual total compensation of our CEO was 60 times that of the median of the annual total compensation of all employees. This calculation is based on our employee population of 4,822 as of December 31, 2022. The median employee was identified using base pay, overtime pay, short-term incentives, and long-term incentive grant date fair values for the twelve months ended December 31, 2022. Our median employee is located in the United States.
Annual total compensation for each of the CEO and the median employee was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance for the fiscal years listed below. You should refer to “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.
Year	Summary Compensation Table Total for Thomas L. Deitrich $	Compensation Actually Paid to Thomas L. Deitrich(1)(4) $	Average Summary Compensation Table Total for Non-CEO NEOs(2) $	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(4) $	Year-end value of $100 invested on 12/31/2019 in:
					ITRI $	Peer Group(3) $	Net Income (in millions)(5) $	Adj. EBITDA (in millions)(6) $
2022	3,902,881	2,250,444	1,168,312	745,460	60.33	73.66	-9.7	95.1
2021	4,540,331	1,622,016	1,712,738	1,026,630	81.62	141.30	-81.3	115.2
2020	3,638,204	3,575,534	1,311,769	1,011,247	114.23	121.61	-58.0	178.4

(1)	Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:
	2022		2021		2020
	Thomas L. Deitrich	Average Non-CEO NEOs	Thomas L. Deitrich	Average Non-CEO NEOs	Thomas L. Deitrich	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$3,902,881	$1,168,312	$4,540,331	$1,712,738	$3,638,204	$1,311,769
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—	$—	$—	$—	$—
Amount added for current year service cost	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(3,059,156)	$(709,055)	$(2,877,281)	$(961,141)	$(2,825,379)	$(829,675)
Year-end fair value of unvested awards granted in the current year	$3,211,801	$681,699	$1,951,279	$637,750	$2,708,224	$711,796
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(754,079)	$(204,887)	$(1,539,019)	$(283,938)	$528,745	$(105,992)
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(1,051,004)	$(190,609)	$(453,294)	$(78,778)	$(474,260)	$(76,652)

	2022		2021		2020
	Thomas L. Deitrich	Average Non-CEO NEOs	Thomas L. Deitrich	Average Non-CEO NEOs	Thomas L. Deitrich	Average Non-CEO NEOs
Forfeitures during current year equal to prior year-end fair value	$—	$—	$—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$(1,652,437)	$(422,852)	$(2,918,315)	$(686,108)	$(62,670)	$(300,523)
Compensation Actually Paid (as calculated)	$2,250,444	$745,460	$1,622,016	$1,026,630	$3,575,534	$1,011,247
(2)	Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2022: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Marcolini, John F.
2021: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Hlavinka, Sarah
2020: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Hlavinka, Sarah
(3)	Pursuant to SEC guidance, year 2022 reflects the 2022 peer group as disclosed in our 2022 Form 10-K, and years 2021 & 2020 reflect the prior peer group as disclosed in the 2021 and 2020 Form 10-Ks.
2022: LM Ericsson Telephone Company; Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.
2021: Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.; Badger Meter, Inc.
2020: Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc.; Badger Meter, Inc.
We changed our 10-K peer group in 2022 to better reflect our global footprint and focus on networking equipment. If the Company continued to use the same peer group as it did in 2020 and 2021, the peer group's cumulative TSR for 2022 would have been $133.03. Peer group TSR represents the weighted peer group TSR, weighted according to respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
(4)
Assumptions used in the valuation of equity awards for purposes of calculating Compensation Actually Paid were materially the same as at grant date, except for adjusting for expected performance of PRSUs at each measurement date.

(5)	Amounts represent net income reflected in the Company’s audited financial statements for the applicable year.
(6)
In the Company’s assessment, Adjusted EBITDA represents the most important financial performance measure (not otherwise required to be disclosed in the table) used by the Company to link Compensation Actually Paid to the NEOs to Company performance for the most recently completed fiscal year. We define Adjusted EBITDA as net income (loss) (a) minus interest income, (b) plus interest expense, debt extinguishment, depreciation and amortization, restructuring, loss on sale of businesses, strategic initiative expenses, software project impairment, Russian currency translation write-off, goodwill impairment, acquisition, and integration, and (c) excluding income tax provision or benefit.

Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP to Company performance are listed in the table below, not ranked in order of importance. The role of each of these performance measures in our executive compensation program is discussed in the CD&A.
Performance Measures
Adjusted EBITDA
Revenue
Free Cash Flow
Non-GAAP diluted EPS

Descriptions of the Information Presented in the Pay Versus Performance Table
The illustrations below compare CAP and the following measures:
•	the Company’s cumulative TSR and the peer group’s cumulative TSR;
•	the Company’s Net Income; and
•	the Company’s Adjusted EBITDA.

PROPOSAL 4 – APPROVAL OF THE AMENDMENT OF THE ITRON, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN
Introduction
The Board has approved, and seeks approval by our shareholders of, the amendment of the 2012 Employee Stock Purchase Plan (“2012 ESPP”) to increase the number of shares available for issuance under the 2012 ESPP by five hundred thousand (500,000) additional shares without seeking an increase to newly authorized shares (as further described below), and to modify certain 2012 ESPP provisions to conform to changes in law and the Company’s governance practices, and to facilitate administration of the Plan.
Explanation
The 2012 ESPP, a broad-based program which provides a means for our eligible employees and those of our subsidiaries and affiliates to purchase shares of our common stock at a discount through payroll deductions, is regarded as a valuable benefit by our employees and thereby aids in retaining our talent. We have not sought an increase to the share reserve under the 2012 ESPP since its adoption in 2012. As of December 31, 2022, we have 58,633 shares available for purchase under the 2012 ESPP. We estimate that this remaining pool will not be sufficient to allow us to continue to offer the 2012 ESPP beyond the next offering period commencing on July 1, 2023 in light of the expected levels of ongoing participation in the 2012 ESPP. Therefore, the Board has approved, subject to shareholder approval, an increase to the 2012 ESPP share reserve through the reallocation of shares from the share reserve currently available for the grant of new awards under the Company’s Second Amended and Restated 2010 Stock Incentive Plan (the “Stock Plan”) to the 2012 ESPP share reserve instead of seeking approval of additional newly authorized shares for issuance under the 2012 ESPP (the “Proposed Share Reserve Reallocation”).
Through the Proposed Share Reserve Reallocation, the number of shares available for issuance to cover future purchases by employees under the 2012 ESPP will be increased by 500,000 shares and the number of shares available for issuance under the Stock Plan will be decreased by 500,000 shares, resulting in 10,375,000 shares available for issuance under the Stock Plan. After giving effect to the Proposed Share Reserve Reallocation, the maximum number of shares available for issuance under the 2012 ESPP would be 1,125,000 shares.
The Board believes that the Proposed Share Reallocation will advance the interests of Itron and its shareholders by continuing to offer employees the opportunity to acquire or increase their ownership interests in Itron, thereby attracting and retaining eligible employees, without unnecessarily creating shareholder dilution through the issuance of additional newly authorized shares, as the Stock Plan has a sufficient number of shares to meet the expected levels of ongoing participation in the Stock Plan, including after giving effect to a decrease in the number of shares available for issuance as contemplated under the Proposed Share Reserve Reallocation.
Key and Material Changes to the 2012 ESPP
The following summary highlights the proposed material changes to the 2012 ESPP.
•
The number of shares reserved for future issuance pursuant to options granted under the 2012 ESPP has been increased by 500,000 shares through the reallocation of shares from the share reserve currently available for the grant of new awards under the Stock Plan to the 2012 ESPP share reserve instead of seeking approval of additional newly authorized shares under the 2012 ESPP (as described in more detail above under the “Explanation” header).

•
The Plan Administrator’s delegation authority has been expanded to permit the Board and the Compensation Committee to delegate more substantive authority to officers or other individuals to the extent permitted under applicable law.

•
The method used to calculate contributions under the 2012 ESPP has been adjusted to determine the contribution amount based on the compensation amount payable during the entire purchase period rather than applied to each payroll period.

•
The change in control provision has been amended to provide the Plan Administrator with the discretion to determine whether to truncate the offering period in connection with a change in control to allow participants to exercise their options prior to the consummation of a transaction where the successor refuses to assume options in connection with a transaction.

•
The ability for a participant to designate a beneficiary to receive shares/cash under the 2012 ESPP upon a participant’s death has been eliminated in favor of having the participant’s shares/cash delivered to the participant’s estate.

Description of the 2012 Employee Stock Purchase Plan (“ESPP”)
A copy of the amended 2012 ESPP, as proposed and subject to shareholder approval, is attached to this proxy statement as Appendix A. The following description of the 2012 ESPP is a summary of its principal features, but the summary is qualified by reference to the full 2012 ESPP plan document. Please refer to Appendix A for more detailed information.
Purpose. Under the ESPP, eligible employees may purchase shares of common stock through payroll deductions at a discount from market price. The purpose of the ESPP is to assist our employees and those of our designated subsidiaries and affiliates in acquiring equity in Itron in a convenient manner, thereby enhancing their sense of participation in the affairs of the Company. The rights to purchase shares of common stock granted under the ESPP are intended to be treated as either (i) rights granted under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Internal Revenue Code (i.e., the “423 Plan”), which provides for favorable tax treatment for U.S. participants, or (ii) rights granted under an employee stock purchase plan that is not subject to the terms and conditions of Section 423(b) of the Internal Revenue Code (i.e., the “Non-423 Plan”), which provides flexibility for us in offering the ESPP in jurisdictions outside the U.S. Itron will retain the discretion to grant rights under either the 423 Plan or the Non-423 Plan of the ESPP.
Administration. Our Compensation Committee (the “Plan Administrator”) administers the ESPP, unless the Board itself determines to administer it or appoints another committee to administer the ESPP. The Plan Administrator is authorized to interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, subject to the provisions of the ESPP. For purchase rights granted under a Section 423 Offering, the Committee is authorized to adopt such rules and regulations for administering the ESPP as it may deem necessary to comply with the requirements of Section 423 of the Code.
Stock Subject to the ESPP and Adjustments Upon Changes in Capitalization. After giving effect to the share reserve increase of 500,000 shares requested under this proposal, the ESPP would authorize for issuance an aggregate of 1,125,000 shares of our common stock.
In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Itron's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of Itron or of any other corporation or (b) new, different or additional securities of Itron or of any other corporation being received by the holders of shares of common stock, then the Plan Administrator will make such equitable adjustments as it deems appropriate in the circumstances in (i) the maximum number and kind of securities subject to the ESPP, (ii) the maximum number and kind of securities that are subject to any outstanding option and the per share price of such securities and (iii) the maximum number and kind of securities that may be purchased by a participant in a purchase period. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding.
Amount of Payroll Deductions. Participants may contribute between 1% and 10% of their compensation through payroll deductions during the offering period, subject to the limitations described below in the sections on Eligibility and Purchase of Shares. For participants whose eligible compensation is paid in a currency other than US Dollars, the accumulated payroll deductions and any other contributions specifically provided for in an offering will be converted into US Dollars at an exchange rate determined by the Board in its sole discretion.
Eligibility. Generally, any person who is employed by Itron or by one of our designated subsidiaries or affiliates is eligible to participate in the ESPP, provided that the Plan Administrator may exclude certain employees based on minimum service requirements and other conditions as set forth in the 2012 ESPP. At February 1, 2023, approximately 2,500 employees were eligible to participate in the ESPP.
No participant is eligible for the grant of any options under the 2012 ESPP if, immediately after such grant, the participant would own shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary or parent of the Company (including any shares which such participant may purchase under all outstanding options), nor will any participant be granted options to buy more than $25,000 worth of shares (determined based on the fair market value of the shares on the date the options are granted) under the 2012 ESPP in any calendar year such options are outstanding.
Offering Periods; Purchase Periods. Unless and until the Administrator determines otherwise in its discretion, each offering will commence on January 1, April 1, July 1 and October 1 of each year and end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future offerings and (b) different commencing and ending dates for such offerings; provided, however, that an offering may not exceed five years. Each offering will consist of one purchase period running concurrently with the corresponding offering period and having a purchase date that is that last day of the purchase period.
Purchase Price. The purchase price at which shares of common stock may be acquired pursuant to the exercise of an option granted under the ESPP is equal to ninety-five percent (95%) of the fair market value of a share of the common stock on the purchase date; provided, however, that the Plan Administrator may establish a different purchase price for any offering which may not be less than 85% of the lower of: (a) the fair market value of a share of the common stock on the offering date, and (b) the fair market value of a share of the common stock on the purchase date. For this purpose, “fair market value” generally means the closing sales price of a share of the Company’s common stock on the trading day of the applicable date. As of March 7, 2023, the closing price of a share of the Company’s common stock on the Nasdaq was $53.69.
Purchase of Shares. On each purchase date, each participant will acquire, pursuant to the automatic exercise of the participant’s option, the number of whole shares of common stock arrived at by dividing the total amount of the participant’s accumulated payroll deductions or other contributions for the purchase period by the purchase price; provided, however, that in no event may the number of shares of common stock purchased by the participant exceed the number of shares of common stock subject to the participant’s option. The maximum number of shares purchasable per participant during any single offering period may not exceed 250 shares (or such other limit as may be imposed by the Plan Administrator), subject to adjustment in the event of certain changes in our capitalization.
Transferability. Purchase rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.
Withdrawals. A participant may withdraw from an offering by completing a notice of withdrawal and following any procedures for withdrawal from an offering as may be established by the Plan Administrator from time to time. Such withdrawal may be elected generally at any time prior to the end of an offering A participant is prohibited from again participating in the same offering at any time after withdrawing from such offering.
Termination of Employment. Termination of a participant’s employment with Itron or designated subsidiaries for any reason (including retirement, death, the employer ceasing to remain a designated subsidiary) will immediately result in termination of the participant’s participation in the ESPP. In such event, the payroll deductions or contributions credited to the participant’s account since the last purchase date will, as soon as practical, be returned to the participant or, in the case of a participant’s death, to the participant’s legal representative, and all the participant’s rights under the ESPP will terminate. Interest will not be paid on sums returned to a participant.
Change in Control. The 2012 ESPP provides for the assumption of, or substitution by, the successor company or parent thereof for each option that is then outstanding in the event of a proposed Change in Control Transaction (as defined in the ESPP). In the event that the successor corporation refuses to assume or substitute for the option, the Plan Administrator may, in its sole discretion, elect to shorten any offering then in progress by setting a new purchase date to occur before the date of the Change in Control Transaction, at which time the participant’s option will be exercised automatically on the new purchase date, unless prior to such date the participant has withdrawn from an offering then in progress or the ESPP.
Amendment and Termination of Plan. The ESPP continues in effect until the earlier to occur of (a) termination of the ESPP by the Plan Administrator, and (b) issuance of all of the shares of stock reserved for issuance under the ESPP.
The Plan Administrator may amend, modify, suspend or terminate the ESPP at any time, subject to shareholder approval of any amendment in such a manner and to such a degree as required by applicable law or government regulation, or the rules of the Nasdaq Stock Market or any stock exchange or national market system on which the shares of Stock may be listed or to comply with Section 423 of the Code.
U.S. Federal Income Tax Information. The following summary briefly describes the general U.S. federal income tax consequences of purchase rights under the ESPP for participants who are tax resident in the United States, current as of March 7, 2023, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors regarding the taxation of purchase rights under the ESPP. The discussion below concerning tax deductions that may become available to Itron under U.S. federal tax law is not intended to imply that Itron will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in countries other than the United States does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
U.S. Federal Income Tax Information for Section 423 Offerings. Rights to purchase shares granted under a Section 423 Offering are intended to qualify for favorable federal income tax treatment available to purchase rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the purchase right grant date (i.e., the beginning of the offering period) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the shares on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.
If the shares purchased under the ESPP are sold (or otherwise disposed of) more than two years after the purchase right grant date and more than one year after the shares are transferred to the participant, then the lesser of (i) the excess of the sale price of the shares at the time of disposition over the purchase price, and (ii) the excess of the fair market value of the shares as of the purchase right grant date over the purchase price (determined as of the first day of the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of any such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.
Itron (or applicable designated subsidiaries) generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to any applicable limitations under the Code. In other cases, no deduction is allowed.
U.S. Federal Income Tax Information for Non-423 Offerings. If the purchase right is granted under a Non-423 Offering, then the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

Itron (or applicable designated subsidiaries) generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income recognized by the participant as a result of such disposition, subject to any applicable limitations under the Code. For U.S. participants, FICA/FUTA taxes will generally be due in relation to ordinary income earned as a result of participation in a Non-423 Offering.
New Plan Benefits
The benefits to be received by those employees who are eligible to participate in the 2012 ESPP are not determinable, since the amounts of future purchases by participants are based on elective participant contributions and also depend on the value of Itron's shares of common stock. No options have been granted, and no shares of common stock have been issued, with respect to the share reserve increase for which shareholder approval is sought under this proposal.
Past Participation in the 2012 ESPP
The table below sets forth the number of shares of common stock purchased by participating employees January 1, 2022 through December 31, 2022. Non-employee directors are not eligible for participation in the 2012 ESPP. No associate of a non-employee director, nominee for election as a director or executive officer has purchased shares under the 2012 ESPP and no participating employee has purchased five percent or more of the total amount of shares of common stock purchased under the 2012 ESPP.
Name and Position	Aggregate Number of Shares Purchased
All current executive officers as a group	0
All current directors who are not executive officers as a group	0
All current and former employees, excluding current executive officers as a group	70,451
The Board recommends that shareholders vote “FOR” the Amendment of the Itron, Inc. 2012 Employee Stock Purchase Plan.

PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board, upon the recommendation of its Audit/Finance Committee, has selected Deloitte & Touche LLP to serve as the Company’s independent registered public accountant for the 2023 fiscal year, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Deloitte & Touche LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accountant and as a matter of good corporate practice. Deloitte & Touche LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.
The Board recommends that shareholders vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountant for fiscal year 2023.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES
For the years ended December 31, 2021 and 2022, professional services were performed by Deloitte & Touche LLP and their respective affiliates (collectively, Deloitte). The aggregate fees billed by Deloitte for the years ended December 31, 2021 and 2022 were as follows:
Services Rendered	2021	2022
Audit Fees(1)	$7,170,960	$7,359,193
Audit-Related Fees(2)	—	—
Total Audit and Audit-Related Fees	7,170,960	7,359,193
Tax Fees(3)	2,722,790	2,710,386
Other Fees(4)	2,064	2,064
Total Fees	$9,895,814	$10,071,643
(1)
Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2021 and 2022, including out of pocket expenses, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include statutory audits required, and accounting consultations on matters related to the annual audits or interim reviews.

(2)
Audit-related services are disclosed in the year incurred, based on when the work is performed. These services typically include due diligence in connection with acquisitions, accounting process advice, and agreed-upon procedures. We did not engage any such services during the years ended December 31, 2021 and 2022.

(3)
Tax services are disclosed in the year incurred, based on when the work is performed. These services include tax compliance, tax advice, and tax planning during the years ended December 31, 2021 and 2022.

(4)	Services performed by Deloitte qualifying as “Other” for the years ended December 31, 2021 and 2022, are related to accounting research tools and permitted consultation services.
The Audit/Finance Committee has adopted policies and procedures that require the Company to obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2021 and 2022, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.

2022 AUDIT/FINANCE COMMITTEE REPORT
The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the Nasdaq rules and acts under a written charter developed by the Committee and approved by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte & Touche LLP, the Company’s independent registered public accounting firm in 2022, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the PCAOB) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.
In connection with the December 31, 2022 financial statements, the Audit/Finance Committee hereby reports as follows:
(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.
(2)	The Audit/Finance Committee has discussed with the independent auditors the matters required by the applicable requirements of the PCAOB and the SEC.
(3)
The Audit/Finance Committee has received the written disclosures and the letter from the auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence and discussed with the auditors the auditors’ independence.

(4)
Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC.

Audit/Finance Committee

Timothy M. Leyden, Chair Mary C. Hemmingsen Jerome J. Lande Gary E. Pruitt

EQUITY COMPENSATION PLAN INFORMATION
The following table gives certain information about our equity compensation plans in effect as of December 31, 2022.
Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders(1)	909,065	$60.63(2)	4,673,709(3)
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	909,065	$60.63(2)	4,673,709(3)
(1)
Under the provisions of the Second A&R 2010 Plan, the Company may grant stock awards, stock units, performance shares, stock appreciation rights, and performance units (collectively Awards) in addition to stock options. For purposes of this table, the number of PRSUs included are determined based on achievement of target performance goals.

(2)	The weighted-average exercise price pertains only to outstanding options and excludes 505,809 shares issuable upon vesting of outstanding Awards.
(3)	This number includes 4,602,456 shares available for issuance under the Second A&R 2010 Plan and 71,253 shares available for issuance under the 2012 Employee Stock Purchase Plan, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Directors and Executive Officers
The following table provides information with respect to the beneficial ownership of our common stock as of March 7, 2023 by each of our directors, each of our named executive officers listed in the Summary Compensation Table, and all of our director nominees, directors, and executive officers as a group. The percentage ownership data is based on 45,404,344 shares of our common stock outstanding as of March 7, 2023. Under SEC rules, beneficial ownership includes shares over that which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days or shares of restricted stock units vested or that will vest within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The address of each person named in the table, unless otherwise indicated, is c/o Itron, Inc., 2111 N. Molter Road, Liberty Lake, WA 99019.
Name	Shares Beneficially Owned
	Number	Percent
Directors and Executive Officers:
Thomas L. Deitrich(1)	414,367	*
Joan S. Hooper(2)	67,819	*
Michel C. Cadieux(3)	39,412	*
Donald L. Reeves(4)	15,024	*
John F. Marcolini(5)	4,566	*
Mary C. Hemmingsen(6)	1,689	*
Frank M. Jaehnert(7)	6,413	*
Jerome J. Lande(8)	17,955	*
Timothy M. Leyden(9)	12,599	*
Santiago Perez(10)	4,813	*
Gary E. Pruitt(11)	43,791	*
Diana D. Tremblay(12)	17,961	*
Lynda L. Ziegler(13)	16,824	*
All directors and executive officers as a group (15 persons)(14)	672,486	1.47%
*	Less than 1%.
(1)
For Mr. Deitrich, includes 268,959 shares issuable on exercise of outstanding options exercisable within 60 days and 25,000 shares indirectly held in trust for the benefit of Mr. Deitrich’s son, of which Mr. Deitrich is a trustee.

(2)	For Ms. Hooper, includes 33,268 shares issuable on exercise of outstanding options exercisable within 60 days.
(3)	For Mr. Cadieux, includes 24,611 shares issuable on exercise of outstanding options exercisable within 60 days.
(4)	For Mr. Reeves, includes 13,295 shares issuable on exercise of outstanding options exercisable within 60 days.
(5)	For Mr. Marcolini, includes 2,522 shares issuable on exercise of outstanding options exercisable within 60 days.
(6)	For Ms. Hemmingsen, represents shares owned as of March 7, 2023.
(7)	For Mr. Jaehnert, represents shares owned as of March 7, 2023.
(8)	For Mr. Lande, represents shares owned as of March 7, 2023.
(9)	For Mr. Leyden, represents shares owned as of March 7, 2023.
(10)	For Mr. Perez, represents shares owned as of March 7, 2023.
(11)	For Mr. Pruitt, represents shares owned as of March 7, 2023
(12)	For Ms. Tremblay, represents shares owned as of March 7, 2023.
(13)	For Ms. Ziegler, represents shares owned as of March 7, 2023.
(14)	Includes 345,929 shares issuable on exercise of outstanding options that are held by all current directors and executive officers and are exercisable within 60 days.

Principal Shareholders
The following table provides information with respect to the beneficial ownership of our common stock as of March 7, 2023 by each person that we know beneficially owns more than five percent (5%) of our common stock. We have based percentage ownership of our common stock on 45,404,344 shares of our common stock outstanding as of the measurement date.
	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10055	7,645,686	16.84%

Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	5,225,422	11.51%

Amundi(3) 91-93 boulevard Pasteur 75015 Paris, France	2,602,998	5.73%
(1)
Information is based on Amendment No. 23 to a Schedule 13G/A filed with the SEC on February 10, 2023 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2022 on behalf of its investment advisory subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. The Schedule 13G indicates that BlackRock Fund Advisors beneficially owns 5% or greater of these shares reported, and that BlackRock, Inc. has sole voting power over 7,555,971 of these shares and sole dispositive power over all of these shares.

(2)
Information is based on Amendment No. 11 to a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group (Vanguard), reporting beneficial ownership as of December 31, 2022. The Schedule 13G indicates that Vanguard has sole dispositive power over 5,143,850 of these shares and shared dispositive power over 81,572 of these shares. Vanguard has shared voting power over 36,448 of these shares.

(3)
Information is based on the Schedule 13G filed with the SEC on February 10, 2023 jointly by Amundi, Amundi Asset Management, Amundi AM, Amundi Ireland Limited, KBI Global Investors (North America) Ltd and KBI Global Investors Ltd (collectively Amundi), reporting beneficial ownership as of December 31, 2022. The Schedule 13G indicates that Amundi and Amundi Asset Management have shared voting power over 1,900,744 of these shares and shared dispositive power over all of these shares.

LIST OF SHAREHOLDERS OF RECORD
A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.
ANNUAL REPORT AND FINANCIAL STATEMENTS
A copy of our 2022 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2022, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on our Company website, www.itron.com, by selecting “Investors” and then “Financials and Filings.”
SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Requirements for Shareholder Proposals to be Considered for Inclusion in Itron’s Proxy Materials.
Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2024 annual meeting. Under Exchange Act Rule 14a-8(e), shareholders that intend to present a proposal at our 2024 annual meeting must give us written notice of the proposal not later than November 24, 2023 for the proposal to be considered for inclusion in our proxy materials for that meeting.
Requirements for Shareholder Proposals and Nominations to be Brought Before the Annual Meeting.
Shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting, and that the notice of nominations for election of directors must be received at least 60 days and not more than 90 days prior to the date of our annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). Shareholders who intend to present proposals at the 2024 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than February 11, 2024 and no sooner than January 12, 2024. Shareholders who intend to present notice of nominations for election of directors at the 2024 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than March 12, 2024 and no sooner than February 11, 2024. Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal’s inclusion in our proxy materials or presentation at the 2024 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our Amended and Restated Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC's universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b).
Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.
OTHER INFORMATION
We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “Investors” and then “Financials and Filings.” Shareholders may submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investors” and then “Contact” or by mail to the following address:
Itron, Inc. – Attention: Investor Relations
2111 N. Molter Road
Liberty Lake, Washington 99019

Appendix A
ITRON, INC.
2012 EMPLOYEE STOCK PURCHASE PLAN
(As amended and restated, May 11, 2023)
SECTION 1. PURPOSE; STRUCTURE OF PLAN
The purpose of the Plan is to provide Eligible Employees with an opportunity to purchase shares of Stock by means of payroll deductions or other contributions, thereby allowing such individuals the opportunity to acquire an equity interest in the Company in a convenient manner and enhancing their sense of participation in the affairs of the Company.
The Plan includes two components: a Code Section 423 component (the “Section 423 Plan”) and a non-Code Section 423 component (the “Non-423 Plan”). It is the intention of the Company that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Section 423 Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory manner consistent with the requirements of Section 423 of the Code. In addition, the Plan authorizes the grant of Options under the Non-423 Plan, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such Options granted under the Non-423 Plan shall be granted pursuant to rules, procedures or sub-plans adopted by the Plan Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees, the Company and its Affiliates. Except as otherwise provided herein, the Section 423 Plan and the Non-423 Plan shall operate and be administered in the same manner. Offerings intended to be made under the Non-423 Plan shall be designated as such by the Plan Administrator at or prior to the time of such Offering.
If a Participant transfers employment among the Company and any Designated Corporation or Designated Affiliate, such participant shall continue to participate in the Offering in which he or she was participating for the duration of the current Offering Period (except as set forth herein or unless otherwise determined by the Plan Administrator in its sole discretion), but upon commencement of a new Offering, the Participant shall automatically be deemed to be participating in the new Offering applicable to the Company or Designated Corporation or Designated Affiliate to which the Participant transferred employment.
If a Participant transfers employment from the Company or any Designated Corporation participating in the Section 423 Plan to a Designated Affiliate participating in the Non-423 Plan, he or she shall remain in the Section 423 Plan until the next Offering, provided he or she continues to be eligible to purchase Stock under the Code Section 423 requirements; if the Participant is not eligible to purchase Stock under the Code Section 423 requirements, he or she shall immediately cease to participate in the Section 423 Plan but any payroll deductions taken or other contributions made for the Purchase Period in which such transfer occurs shall be transferred to the Non-423 Plan, and such Participant shall participate in the Plan under the Non-423 Plan upon the same terms and conditions as previously applicable to him or her, except for such modifications as may be required by applicable law, as determined by the Administrator in its sole discretion. A Participant who transfers employment from a Designated Affiliate participating in the Non-423 Plan to the Company or any Designated Corporation participating in the Section 423 Plan shall remain a Participant in the Non-423 Plan until the earlier of (i) the end of the current Offering under the Non-423 Plan, or (ii) the Offering Date of the first Offering in which he or she participates following such transfer. Notwithstanding the foregoing, the Plan Administrator may establish different rules to govern transfers of employment between Affiliates participating in the Section 423 Plan and the Non-423 Plan, consistent with the applicable requirements of Section 423 of the Code.
SECTION 2. DEFINITIONS
“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
“Board” means the board of directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder shall include such section or regulation and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
“Company” means Itron, Inc., a Washington corporation, or any successor thereto.
“Change in Control Transaction” means the occurrence of any of the following events:
(a) any Person is or becomes the Beneficial Owner (as such term is set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in (c)(i) below;
(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Person other than the Board shall not be considered a member of the Incumbent Board;
(c) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation, other than (i) a merger or consolidation immediately following which members of the Incumbent Board constitute a majority of the members of the board of directors (or similar body) of the surviving entity or, if the surviving entity is a subsidiary, any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or
(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes of this definition, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
For the avoidance of doubt, a transaction shall not constitute a Change in Control Transaction if its sole purpose is either to change the state of the Company’s incorporation or to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Designated Affiliate” means any Affiliate designated by the Plan Administrator as eligible to participate under the Non-423 Plan.
“Designated Corporation” means any Parent Corporation or Subsidiary Corporation designated by the Plan Administrator as eligible to participate under the Section 423 Plan.

“Eligible Compensation” means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave or any other special payments. The Plan Administrator, in its discretion, may, on a uniform and nondiscriminatory basis for each Offering, establish a different definition of Eligible Compensation for a subsequent Offering. Further, the Plan Administrator shall have discretion to determine the application of this definition to Participants outside the United States.
“Eligible Employee” means any individual providing services to the Company or a Designated Corporation or Designated Affiliate in an employee-employer relationship, in each case regardless of any subsequent reclassification by the Company or by any Designated Corporation or Designated Affiliate, any governmental agency, or any court, and subject to the qualifications set forth in this definition section. For purposes of the Non-423 Plan and subject to the Plan Administrator’s sole discretion, this may include individuals who are employed or engaged by a third party agency but provide services to the Company or a Designated Corporation or Designated Affiliate, at the direction of the Company or a Designated Corporation or Designated Affiliate.
For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or the applicable Designated Corporation or Designated Affiliate so long as the leave does not exceed three (3) months or, if longer than three (3) months, the individual’s right to reemployment is provided by statute or has been agreed to by contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between the Company, Designated Corporations and/or Designated Affiliates, to the extent permitted under Section 423 of the Code.
The Plan Administrator, in its discretion, from time to time may, prior to an Offering Date for all Options to be granted on such Offering Date, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2 for Options granted under the Section 423 Plan) that the definition of Eligible Employee shall or shall not include an individual if he or she: (a) customarily works twenty (20) hours or less per week (or such lesser period of time as may be determined by the Plan Administrator in its discretion), (b) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Plan Administrator in its discretion), (c) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (d) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Under the Section 423 Plan, any such exclusion shall be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e).
A Participant shall cease to be an Eligible Employee upon the Participant’s termination of employment, upon the Participant’s Employer ceasing to be a Designated Corporation or Designated Affiliate, or upon the Participant transferring to an Affiliate that is not a Designated Corporation or Designated Affiliate.
“Employer” means the Company or the Designated Corporation or Designated Affiliate that is the employer of the applicable Eligible Employee in accordance with the definition of Eligible Employee set forth above.
“ESPP Broker” has the meaning set forth in Section 10.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Stock determined as follows:
(a) If the Stock is listed on any established stock exchange or national market system (including, without limitation, the Nasdaq Global Select Market), its Fair Market Value shall be the closing sales price for such Stock as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or
(b) In the absence of an established market for the Stock, its Fair Market Value shall be determined in good faith by the Plan Administrator.

For purposes of the Plan, if the date as of which the Fair Market Value is to be determined is not a Trading Day, then, solely for the purpose of determining Fair Market Value, such date shall be: (i) in the case of the Offering Date, the first Trading Day following the Offering Date; (ii) in the case of the Purchase Date, the last Trading Day prior to the Purchase Date.
“Offering” has the meaning set forth in Section 5.1.
“Offering Date” means the first day of an Offering.
“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.
“Parent Corporation” means a “parent corporation” of the Company, whether now or hereafter existing, as such term is defined in Section 424(e) of the Code.
“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan has not terminated.
“Plan” means the Itron, Inc. 2012 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time, which includes a Section 423 Plan and a Non-423 Plan.
“Plan Administrator” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.
“Purchase Date” means the last day of each Purchase Period.
“Purchase Period” has the meaning set forth in Section 5.2.
“Purchase Price” has the meaning set forth in Section 8.
“Stock” means the common stock, no par value, of the Company.
“Subsidiary Corporation” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as such term is defined in Section 424(f) of the Code.
“Successor Corporation” has the meaning set forth in Section 18.2.
“Trading Day” means a day on which the stock exchange or national market system on which the Stock is listed is open for trading.
SECTION 3. ADMINISTRATION
3.1 Plan Administrator
The Plan shall be administered by the Compensation Committee of the Board, except to the extent that (a) the Board appoints another committee or committees (which term includes subcommittees) consisting of one or more members of the Board to administer the Plan or (ii) the Board determines to administer the Plan. Committee members shall serve for such terms as the Board may determine, subject to removal by the Board at any time.
3.2 Administration and Interpretation by the Plan Administrator
Subject to the provisions of the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options granted under the Plan, including, without limitation, the authority to: (a) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any subscription agreement or other instrument or agreement relating to the Plan, (b) adjudicate all disputed claims filed under the Plan (including making factual determinations), (c) determine the terms and conditions of any Offering and any Option under the Plan, (d) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (e) amend an outstanding Option or grant a replacement Option for an Option previously granted under the Plan if, in the discretion of the Plan Administrator, it determines that (i) the tax consequences of such Option to the

Company or the Participant differ from those consequences that were expected to occur on the date the Option was granted, or (ii) clarifications or interpretations of, or changes to, tax law or regulations permit Options to be granted that have more favorable tax consequences than initially anticipated, (f) impose such terms and conditions under an Offering as the Plan Administrator may deem necessary to ensure that the terms of an Offering comply with the requirements under FAS 123(R) applicable to employee stock purchase plan offerings intended to receive non-compensatory accounting treatment, and (g) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for the administration of the Plan.
In particular, the Plan Administrator shall have exclusive authority, in its discretion, to: designate separate Offerings under the Plan, determine which entities shall be Designated Corporations or Designated Affiliates, determine who is an Eligible Employee, change the length and duration of Offerings and Purchase Periods, limit the frequency and/or number of changes in the amount deducted or contributed during an Offering or Purchase Period, permit payroll deductions or contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed subscription agreements, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with payroll deductions or other contribution amounts, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the Plan.
Further, the Plan Administrator may adopt such rules, procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Sections 4 and 8 below, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423, any such sub-plan shall be considered part of the Non-423 Plan, and rights granted thereunder shall not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Plan Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Eligible Compensation, handling of payroll deductions and other contributions, taking of payroll deductions and making of contributions to the Plan, the method of determining the Purchase Price and the discount from Fair Market Value at which Stock may be purchased in accordance with Section 8 hereof, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, tax withholding procedures and handling of stock certificates that vary with applicable local requirements.
The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. To the extent not prohibited by applicable law, the Plan Administrator may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or to such of the Company’s officers or other persons or groups of persons as it deems necessary, appropriate or advisable.
SECTION 4. STOCK SUBJECT TO PLAN
Subject to adjustment from time to time as provided in Section 18.1, the maximum number of shares of Stock that shall be available for issuance under the Plan shall be 1,125,000 shares.
Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.
SECTION 5. OFFERINGS UNDER THE PLAN
5.1 Offerings
Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings (each, an “Offering”). Offerings shall commence on January 1, April 1, July 1 and October 1 of each year and end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Offerings and (b) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed five years.

Unless otherwise specified by the Plan Administrator, each Offering to Eligible Employees of the Company, a Designated Corporation or a Designated Affiliate shall be deemed a separate Offering (the terms of which Offering under the Non-423 Plan need not be identical), even if the dates and other terms of the separate Offerings are identical and the provisions of the Plan shall separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Plan need not be identical, provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
5.2 Purchase Periods
Each Offering shall consist of one Purchase Period (a “Purchase Period”). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. Purchase Periods shall commence on January 1, April 1, July 1 and October 1 of each year and shall end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Purchase Periods and (b) different commencing dates and Purchase Dates for any such Purchase Period.
SECTION 6. PARTICIPATION IN THE PLAN; GRANT OF OPTION
6.1 Initial Participation
An Eligible Employee may become a Participant in the Plan by completing, within any prescribed enrollment period prior to the applicable Offering Date, a subscription agreement (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any other procedures for enrollment in the Plan as may be established by the Plan Administrator from time to time. A Participant’s enrollment in the Plan shall remain in effect for successive Offerings under the terms of the Plan and Offering then in effect unless his or her participation in the Plan is terminated as provided in Sections 11 and 12 below. Any such Participant is not required to complete any additional subscription agreement or other form or procedure in order to continue participation in the Plan, unless requested by the Plan Administrator for legal or administrative reasons. Eligible Employees may not participate in more than one Offering at a time.
An individual who becomes an Eligible Employee after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such individual is still an Eligible Employee as of the commencement of any such subsequent Offering.
6.2 Continued Participation
If a Participant withdraws from an Offering or the Plan pursuant to Section 11 below, he or she must follow the procedures for becoming a Participant described in Section 6.1 above in order to participate in the Plan for a subsequent Offering.
6.3 Exclusions from Participation
In the case of the Section 423 Plan, Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan or an Offering to the extent permitted under Section 423 of the Code. In the case of the Non-423 Plan, Eligible Employees may be excluded from participation in the Plan or an Offering if the Plan Administrator has determined that participation of such Eligible Employees is not advisable or practicable.
6.4 Grant of Option to Participants
On each Offering Date and subject in all cases to the provisions of the Plan, each Participant shall be granted an Option to purchase on each Purchase Date during the applicable Offering (at the applicable Purchase Price) up to a number of shares of Stock determined by dividing such Participant’s payroll deductions or other contributions accumulated prior to such Purchase Date by the applicable Purchase Price.

SECTION 7. LIMITATIONS ON RIGHT TO PURCHASE SHARES
7.1 5% Limitation
Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent Corporation or Subsidiary Corporation and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent Corporation or Subsidiary Corporation.
7.2 $25,000 Limitation
Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent Corporation or Subsidiary Corporation accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
7.3 Number of Shares Purchased
No Participant shall be entitled to purchase more than 250 shares of Stock (or such other number as the Plan Administrator shall specify for a future Offering) under the Plan in any Purchase Period. Any remaining cash balance not applied to the purchase of Shares during an Offering for any reason shall not be carried forward to any subsequent Offering and shall instead be refunded, without interest (subject to Section 9.6 above), as soon as practicable following the Purchase Date.
7.4 Pro Rata Allocation
In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable.
SECTION 8. PURCHASE PRICE
The purchase price (the “Purchase Price”) at which Stock may be acquired pursuant to the exercise of an Option granted under the Plan shall be an amount equal to ninety-five percent (95%) of the Fair Market Value of a share of Stock on the Purchase Date; provided, however, that the Plan Administrator may establish a different Purchase Price for any Offering which shall not be less than 85% of the lower of: (a) the Fair Market Value of a share of Stock on the Offering Date, and (b) the Fair Market Value of a share of Stock on the Purchase Date.
SECTION 9. EXERCISE OF OPTION; PAYMENT OF PURCHASE PRICE
9.1 Exercise of Option; General Rules
Subject to Section 9.10 below, each Participant’s Option to purchase shares of Stock under the Plan shall be exercised automatically on each Purchase Date.
Stock that is acquired pursuant to the exercise of an Option shall be paid for by means of payroll deductions taken from the Participant’s Eligible Compensation during each Purchase Period. Except as set forth in this Section 9, the amount of payroll deductions to be taken from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant at the time of completing the subscription agreement and enrolling in the Plan as described in Section 6.1 above.

Notwithstanding the foregoing or any provisions to the contrary in the Plan, the Administrator may allow Participants to make payments under the Plan via cash, check or other means instead of payroll deductions if payroll deductions are not permitted or feasible under applicable law and, for any Offering under the Section 423 Plan, the Plan Administrator determines that such other contributions are permissible under Section 423 of the Code.
9.2 Amount of Payroll Deductions or Other Contributions
The amount of payroll deductions taken from (or other contributions made by) a Participant during any Purchase Period shall be a percentage of the Participant’s Eligible Compensation, such amount to be, in either case, at least 1% of the Participant’s Eligible Compensation for such Purchase Period and not more than 10% of the Participant’s Eligible Compensation for such Purchase Period (or such other percentages as the Plan Administrator may establish for future Offerings). Amounts shall be deducted (or contributed) in whole percentages only.
9.3 Commencement of Payroll Deductions and Other Contributions
Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering, unless sooner altered or terminated as provided in the Plan. Should a payday occur on a Purchase Date, a Participant shall have the payroll deductions made on such day applied to his or her account under the current Purchase Period, unless otherwise provided by the Plan Administrator. Other contributions (if permitted) shall be made at the time and in the manner prescribed by the Plan Administrator and communicated to Eligible Employees during the prescribed enrollment period for the applicable Offering.
9.4 Changes in Payroll Deduction or Other Contributions
(a) Unless the Plan Administrator establishes otherwise for a future Offering, during an Offering, a Participant may elect to decrease the amount deducted (or otherwise contributed) from his or her Eligible Compensation by completing an amended subscription agreement (either through the Company’s online Plan enrollment process or in paper form). Any such change in rate shall be effective as soon as administratively practicable following the Participant’s completion of such an amended subscription agreement, provided that the Plan Administrator may establish in advance of a particular Purchase Period a deadline by which any such change must be submitted before the change shall be effective for a pay period. Such amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.
(b) Unless the Plan Administrator establishes otherwise for a future Offering, a Participant may elect to increase or decrease the amount to be deducted (or otherwise contributed) from his or her Eligible Compensation for future Offerings by completing an amended subscription agreement (either through the Company’s online Plan enrollment process or in paper form) during the prescribed enrollment period prior to the applicable Offering or by such other deadline as may be established by the Plan Administrator in advance of a particular Offering. Such amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.
(c) Notwithstanding the foregoing, a Participant’s payroll deductions or contributions shall be decreased to 0% during an Offering to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7.2 above. Payroll deductions or contributions shall re-commence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering that is scheduled to end in the following calendar year, unless the Participant terminates participation in an Offering or the Plan as provided in Section 11 below or indicates otherwise in an amended subscription agreement.
9.5 Memorandum Accounts
Individual accounts shall be maintained for each Participant for memorandum purposes only, unless otherwise required by applicable law, as determined by the Plan Administrator.
All payroll deductions from a Participant’s Eligible Compensation or other contributions which are credited to such account shall be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, unless otherwise required by applicable law, as determined by the Plan Administrator.

9.6 No Interest
No interest shall accrue on a Participant’s contributions to the Plan, except as may be required by applicable law, as determined by the Plan Administrator.
9.7 Acquisition of Stock
Subject to the limitations set forth in Section 7 above, on each Purchase Date, each Participant shall acquire, pursuant to the automatic exercise of the Participant’s Option, the number of whole shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions or other contributions for the Purchase Period by the Purchase Price; provided, however, that in no event shall the number of shares of Stock purchased by the Participant exceed the number of shares of Stock subject to the Participant’s Option. Fractional shares may be issued under the Plan only to the extent permitted by the Plan Administrator. For Participants whose Eligible Compensation is paid in a currency other than US Dollars, the accumulated payroll deductions and any other contributions specifically provided for in an Offering shall be converted into US Dollars at an exchange rate determined by the Board in its sole discretion.
9.8 Refund of Excess Amounts
Any cash balance remaining in the Participant’s account shall be refunded to the Participant as soon as practical after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, and the Plan Administrator has determined that fractional shares may not be issued, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant’s account and applied to the purchase of Stock in the subsequent Purchase Period. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest (subject to Section 9.6 above).
9.9 Withholding Obligations
At the time the Option is exercised or at the time some or all of the Stock issued under the Plan is disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or the Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock (or any other taxable event related to the Plan), including, for the avoidance of doubt, any liability to pay an employer tax or social insurance contribution which has been shifted from the Company or any Employer to the Participant as a matter of law or contract. At any time, the Company or the Employer may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant. In addition, the Company or the Employer may, but shall not be obligated to, withhold from the proceeds of the sale of Stock or any other method of withholding the Company or the Employer deems appropriate.
9.10 Termination of Participation
No Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in a current Offering or the Plan has terminated on or before such Purchase Date, whether such termination is due to withdrawal as described in Section 11 below or due to termination of employment as described in Section 12 below.
SECTION 10. STOCK OWNERSHIP
Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant’s name at a stock brokerage or other financial services firm designated or approved by the Plan Administrator (the “ESPP Broker”). A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but the Company may require that, in the absence of such a disposition, the shares of Stock remain in the Participant’s account at the ESPP Broker until the disposition of the shares of Stock or until such other time as the Company deems necessary in order for it to comply with any applicable laws or regulations or desirable for the administration of the Plan.

SECTION 11. WITHDRAWAL
11.1 Withdrawal From an Offering
A Participant may withdraw from an Offering by completing a notice of withdrawal (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any procedures for withdrawal from an Offering as may be established by the Plan Administrator from time to time. Such withdrawal may be elected at any time prior to the end of an Offering; provided, however, that if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in an earlier Purchase Period and, provided further, that the Plan Administrator may determine that the notice of withdrawal (and any other prescribed procedures) must be completed by a particular deadline in advance of a Purchase Date of an Offering in order for such withdrawal to be effective with respect to such Purchase Period within the Offering. A Participant is prohibited from again participating in the same Offering at any time after withdrawing from such Offering.
11.2 Withdrawal From the Plan
A Participant may withdraw from the Plan by completing a notice of withdrawal (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any procedures for withdrawal from the Plan as may be established by the Plan Administrator from time to time. The Plan Administrator may determine that the notice of withdrawal (and any other prescribed procedures) must be completed by a particular deadline in order for such withdrawal to be effective with respect to an Offering and/or Purchase Period. In the event a Participant withdraws from the Plan, such Participant may not resume participation in the Plan during the same Offering, but may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and following the procedures for enrolling in the Plan as described in Section 6.1.
11.3 Return of Payroll Deductions or Other Contributions
Upon withdrawal from an Offering or the Plan pursuant to Sections 11.1 or 11.2 above, the Participant’s accumulated payroll deductions or contributions that have not been applied to the purchase of Stock shall be returned to the Participant as soon as practical after the withdrawal, without the payment of any interest (subject to Section 9.6), and the Participant’s interest in the Offering and the Plan shall terminate. Such accumulated payroll deductions or contributions may not be applied to any other Offering under the Plan.
SECTION 12. TERMINATION OF EMPLOYMENT
Termination of a Participant’s employment with the Company or a Designated Corporation or Designated Affiliate for any reason (including retirement, death, the Employer ceasing to remain a Designated Corporation or Designated Affiliate) shall immediately terminate the Participant’s participation in the Plan. In such event, the payroll deductions or contributions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s legal representative, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12 (subject to Section 9.6).
SECTION 13. TRANSFERABILITY
An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. The Plan Administrator shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant’s interest in the Plan, of his or her Option or of any rights under his or her Option.

SECTION 14. NO RIGHTS OF SHAREHOLDER UNTIL SHARES ISSUED
With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the shares of Stock have been issued following exercise of the Participant’s Option recorded, as in the books of the brokerage firm selected by the Plan Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.
SECTION 15. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN
The Plan is intended to provide Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable U.S. federal and state and foreign securities laws. A Participant assumes the risk of any market fluctuations in the price of the Stock.
SECTION 16. AMENDMENT OR TERMINATION OF THE PLAN
The Plan Administrator may amend, modify, suspend or terminate the Plan at any time without the approval of the shareholders of the Company; provided, however, that the Company shall obtain shareholder approval of any amendment in such a manner and to such a degree as required by applicable law or government regulation, or the rules of the Nasdaq Stock Market or any stock exchange or national market system on which the shares of Stock may be listed or to comply with Section 423 of the Code.
Without any limitations to the foregoing, if the Plan Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Plan Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:
(i) altering the Purchase Price for any Purchase Period, including a Purchase Period in progress at the time of the Plan Administrator action; or
(ii) shortening any Purchase Period so that the Purchase Period ends on a new Purchase Date, including a Purchase Period in progress at the time of the Plan Administrator action.
Such modifications or amendments shall not require consent of any Participant.
For the avoidance of doubt, the authority to take action under this Section 16 may not be delegated by the Plan Administrator to an officer or other employee.
SECTION 17. NO RIGHTS AS AN EMPLOYEE
Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or an Affiliate or to affect the right of the Company or an Affiliate to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.
SECTION 18. ADJUSTMENTS
18.1 Adjustment of Shares
In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then the Plan Administrator shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4, (ii) the maximum number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number and kind of securities that may be purchased by a Participant in a Purchase Period. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Change in Control Transaction shall not be governed by this Section 18.1 but shall be governed by Section 18.2.
18.2 Change in Control Transaction
In the event of a proposed Change in Control Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Corporation”). In the event that the Successor Corporation refuses to assume or substitute for the Option, the Plan Administrator may, in its sole discretion, elect to shorten any Offering then in progress by setting a new Purchase Date, in which case, the new Purchase Date shall be a specified date before the date of the Change in Control Transaction and the Board shall notify each Participant, prior to the new Purchase Date, that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 11.
18.3 Limitations
The grant of Options shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
SECTION 19. CONDITIONS UPON ISSUANCE OF SHARES
Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of shares of Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability or impracticability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary or advisable to the lawful issuance and sale of any shares of Stock under the Plan, or the approval of any securities exchange or market system upon which the Stock may then be listed, if any, deemed by the Company’s legal counsel to be necessary or advisable to the issuance and sale of any shares of Stock under the Plan in compliance with the requirements of such securities exchange or market system, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority or approval shall not have been obtained. As a condition to the exercise of an Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
SECTION 20. SECTION 409A
The Section 423 Plan is exempt from the application of Section 409A of the Code (“Section 409A”) and any ambiguities herein shall be interpreted to so be exempt from Section 409A. The Non-423 Plan is intended to be exempt from the application of Section 409A under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Plan Administrator determines that an Option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A, the Plan Administrator may, but shall not be required to, amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Plan Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Plan Administrator would not violate Section 409A.

Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Option under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto.
SECTION 21. TAX QUALIFICATION
Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
SECTION 22. TERM OF PLAN
Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. The Plan shall continue until the earlier to occur of (a) termination of the Plan by the Plan Administrator (pursuant to Section 16 above), and (b) issuance of all of the shares of Stock reserved for issuance under the Plan.
SECTION 23. SHAREHOLDER APPROVAL
The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan (or an amendment giving rise to shareholder approval) is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under U.S. state corporate laws, U.S. federal and state securities laws, the Code and/or any stock exchange or quotation system on which the Stock is listed or quoted.
SECTION 24. SEVERABILITY
If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.
SECTION 25. HEADINGS
Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.
SECTION 26. GOVERNING LAW
The Plan and all determinations made and actions taken hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington, without giving effect to such state’s conflict of laws principles.

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 10, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 8, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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D99009-P82980 KEEP THIS PORTION FOR YOUR RECORDS

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ITRON, INC.

The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:

Nominees	**For**	**Against**	**Abstain**
1a. Mary C. Hemmingsen	☐	☐	☐
1b. Jerome J. Lande	☐	☐	☐
1c. Frank M. Jaehnert	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 4 and 5. The Board of Directors recommends a vote for 1 YEAR for Proposal 3.

	For	**Against**	**Abstain**
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Proposal to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D99010-P82980

ITRON, INC.
Annual Meeting of Shareholders
May 11, 2023 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

Thomas L. Deitrich and Christopher E. Ware, and each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Itron, Inc. to be held on May 11, 2023, at 9:00 am Pacific Time or at any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting.

Shares represented by all properly executed proxies will be voted in accordance with the instructions appearing on the proxy. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 4 and 5, and for 1 YEAR with respect to item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

Continued and to be signed on reverse side

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 10, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 8, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D99011-P82980

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITRON, INC.

The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:

Nominees	**For**	**Against**	**Abstain**
1a. Mary C. Hemmingsen	☐	☐	☐
1b. Jerome J. Lande	☐	☐	☐
1c. Frank M. Jaehnert	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 4 and 5. The Board of Directors recommends a vote for 1 YEAR for Proposal 3.

	For	**Against**	**Abstain**
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Proposal to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

D99012-P82980

ITRON, INC.
Annual Meeting of Shareholders
May 11, 2023 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

Fidelity Management Trust Company ("Fidelity"), as Trustee of the Itron, Inc. Incentive Savings Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by Fidelity as holder of record. **Fidelity will vote your securities in accordance with your wishes if you execute this form and return it promptly in the enclosed business reply envelope, or provide directions via the telephone or internet, as described elsewhere in this form. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.**

For this meeting, to the extent of its authority to vote securities in the absence of participant instructions, unless otherwise required by law, Fidelity will not vote any allocated shares with respect to which Fidelity does not receive timely voting directions. In order to ensure that your securities are voted as you wish, please provide your vote directions by May 8, 2023.

Continued and to be signed on reverse side